Exhibit 99.2

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY

REPORT ON AUDIT OF FINANCIAL STATEMENTS
AND SUPPLEMENTARY INFORMATION

REPORT ON COMPLIANCE

REPORT ON SIPC ASSESSMENT

DECEMBER 31, 2019

This report is deemed CONFIDENTIAL in accordance
 with rule 17a-5(e) (3) of the Securities Exchange Act

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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ANNUAL AUDITED REPORT
FORM X-17A-5
PART III

SEC FILE NUMBER
8-17758

FACING PAGE
Information Required of Brokers and Dealers Pursuant to Section 17 of the Securities Exchange Act of 1934 and Rule 17a-5 Thereunder

REPORT FOR THE PERIOD BEGINNING 01/01/19 (MM/DD/YY) AND ENDING 12/31/19 (MM/DD/YY)

A. REGISTRANT IDENTIFICATION

NAME OF BROKER-DEALER: STOCKCROSS FINANCIAL SERVICES, INC.

OFFICIAL USE ONLY

FIRM I.D. NO.

ADDRESS OF PRINCIPAL PLACE OF BUSINESS: (Do not use P.O. Box No.)

9464 WILSHIRE BLVD
(No. and Street)

BEVERLY HILLS (City) CA (State) 90212 (Zip Code)

NAME AND TELEPHONE NUMBER OF PERSON TO CONTACT IN REGARD TO THIS REPORT

MICHAEL COLOMBINO (310) 432-2192
(Area Code – Telephone Number)

B. ACCOUNTANT IDENTIFICATION

INDEPENDENT PUBLIC ACCOUNTANT whose opinion is contained in this Report*

BUCHBINDER, TUNICK & COMPANY LLP
(Name – *if individual, state last, first, middle name*)

ONE PENNYLVANIA PLAZA, SUITE 3500 (Address) NEW YORK (City) NY (State) 10119 (Zip Code)

CHECK ONE:

- [x] Certified Public Accountant
- [ ] Public Accountant
- [ ] Accountant not resident in United States or any of its possessions.

FOR OFFICIAL USE ONLY

**Claims for exemption from the requirement that the annual report be covered by the opinion of an independent public accountant must be supported by a statement of facts and circumstances relied on as the basis for the exemption. See Section 240.17a-5(e)(2)*

SEC 1410 (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

OATH OR AFFIRMATION

I, MICHAEL COLOMBINO, swear (or affirm) that, to the best of my knowledge and belief the accompanying financial statement and supporting schedules pertaining to the firm of STOCKCROSS FINANCIAL SERVICES, INC., as of DECEMBER 31, 20 19, are true and correct. I further swear (or affirm) that neither the company nor any partner, proprietor, principal officer or director has any proprietary interest in any account classified solely as that of a customer, except as follows:

Michael J Colombino
Signature

CFO
Title

Ed Shaughnessy 3/31/2020
Notary Public

ED SHAUGHNESSY
Notary Public - California
Los Angeles County
Commission # 2256398
My Comm. Expires Sep 24, 2022

This report ** contains (check all applicable boxes):

- ☑ (a) Facing Page.
- ☑ (b) Statement of Financial Condition.
- ☑ (c) Statement of Income (Loss) or, if there is other comprehensive income in the period(s) presented, a Statement of Comprehensive Income (as defined in §210.1-02 of Regulation S-X).
- ☑ (d) Statement of Changes in Financial Condition.
- ☑ (e) Statement of Changes in Stockholders' Equity or Partners' or Sole Proprietors' Capital.
- ☑ (f) Statement of Changes in Liabilities Subordinated to Claims of Creditors.
- ☑ (g) Computation of Net Capital.
- ☑ (h) Computation for Determination of Reserve Requirements Pursuant to Rule 15c3-3.
- ☑ (i) Information Relating to the Possession or Control Requirements Under Rule 15c3-3.
- ☐ (j) A Reconciliation, including appropriate explanation of the Computation of Net Capital Under Rule 15c3-1 and the Computation for Determination of the Reserve Requirements Under Exhibit A of Rule 15c3-3.
- ☐ (k) A Reconciliation between the audited and unaudited Statements of Financial Condition with respect to methods of consolidation.
- ☑ (l) An Oath or Affirmation.
- ☑ (m) A copy of the SIPC Supplemental Report.
- ☐ (n) A report describing any material inadequacies found to exist or found to have existed since the date of the previous audit.

***For conditions of confidential treatment of certain portions of this filing, see section 240.17a-5(e)(3).*

CALIFORNIA ACKNOWLEDGMENT **CIVIL CODE § 1189**

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California }
County of Los Angeles }

On 7/27/2020 before me, Ed Shaughnessy, notary public
Date *Here Insert Name and Title of the Officer*

personally appeared Michael V. Colombino
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

ED SHAUGHNESSY
Notary Public - California
Los Angeles County
Commission # 2256398
My Comm. Expires Sep 24, 2022

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature [signature]
Signature of Notary Public

Place Notary Seal and/or Stamp Above

OPTIONAL

Completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document

Title or Type of Document: ______

Document Date: ______ Number of Pages: ______

Signer(s) Other Than Named Above: ______

Capacity(ies) Claimed by Signer(s)

Signer's Name: ______
☐ Corporate Officer – Title(s): ______
☐ Partner – ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: ______
Signer is Representing: ______

Signer's Name: ______
☐ Corporate Officer – Title(s): ______
☐ Partner – ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: ______
Signer is Representing: ______

©2018 National Notary Association

BUCHBINDER

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
of Stockcross Financial Services, Inc.
Beverly Hills, California 90212

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of financial condition of Stockcross Financial Services, Inc. (the Company) as of December 31, 2019, the related consolidated statement of operations, changes in stockholders' equity, statement of changes in liabilities subordinated to claims of general creditors, and cash flows for the year then ended, and the related consolidated notes (collectively referred to as the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Stockcross Financial Services, Inc. as of December 31, 2019, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of Stockcross Financial Services, Inc.'s management. Our responsibility is to express an opinion on Stockcross Financial Services, Inc.'s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to Stockcross Financial Services, Inc. in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Supplemental Information

The Schedule I, Computation of Net Capital Under SEC Rule 15c3-1, Schedule II, Computation for Determination of Reserve Requirements Under SEC Rule 15c3-3 and Schedule III, Computation for Determination of PAB Account Reserve requirements under Rule 15c3-3, Schedule IV, Information Relating to Possession or Control Requirements Under SEC Rule 15c3-3, has been subjected to audit procedures performed in conjunction with the audit of Stockcross Financial Services, Inc.'s consolidated financial statements. The supplemental information is the responsibility of Stockcross Financial Services, Inc.'s management. Our audit procedures included determining whether the supplemental information reconciles to the consolidated financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information

150 Clove Road
5th Floor
Little Falls, New Jersey 07424
973.812.0100

6720-A Rockledge Drive
Suite 510
Bethesda, Maryland 20817
240.200.1400

One Pennsylvania Plaza
Suite 3500
New York, New York 10119
212.695.5003

Buchbinder Tunick & Company LLP
Certified Public Accountants
buchbinder.com
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2

presented in the supplemental information. In forming our opinion on the supplemental information, we evaluated whether the supplemental information, including its form and content, is presented in conformity with 17 C.F.R. §240.17a-5. In our opinion, the Schedule I, Computation of Net Capital Under SEC Rule 15c3-1, Schedule II, Computation for Determination of Reserve Requirements Under SEC Rule 15c3-3 and Schedule III, Computation for Determination of PAB Account Reserve requirements under Rule 15c3-3, and Schedule IV, Information Relating to Possession or Control Requirements Under SEC Rule 15c3-3, is fairly stated, in all material respects, in relation to the financial statements as a whole.

Buchbinder Tunick & Company LLP

BUCHBINDER TUNICK & COMPANY LLP

We have served as Stockcross Financial Services, Inc.'s auditor since 2017.

Little Falls, New Jersey
February 27, 2020

Buchbinder Tunick & Company LLP

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2019
ASSETS
Cash	$1,588,173
Cash and securities segregated under federal and other regulations (cash of $223,502,874 and securities with a fair value of $1,311,094)	224,813,968
Receivable from broker-dealers and clearing organizations	3,105,194
Receivable from customers	86,331,008
Securities owned-marketable, at fair value	3,018,230
Securities borrowed	193,528,875
Property, equipment and leasehold improvements, net of accumulated depreciation and amortization	19,469
Lease right-of-use assets	1,141,047
Deferred tax asset	406,654
Other assets	972,567
$514,925,185
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Payable to customers	$308,091,496
Payable to non customers	9,151,496
Drafts payable	2,833,258
Payable to broker-dealers and clearing organizations	1,405,750
Securities loaned	170,442,950
Securities sold, not yet purchased, at fair value	27,792
Accounts payable, accrued expenses and other liabilities	963,062
Lease liabilities	1,294,910
Subordinated debt	5,000,000
499,210,714
Stockholder's Equity
Common stock; $.0016 par value, 20,000,000 shares authorized, 6,152,500 shares issued and outstanding	9,844
Paid-in capital	12,436,489
Retained earnings	3,268,138
15,714,471
$514,925,185

See notes to consolidated financial statements

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2019

REVENUES
Interest income	$8,204,786
Market making	1,744,497
Stock loan / stock borrow, ($9,906,886, net of $8,300,000 expenses)	1,606,886
Commissions	1,448,121
Principal transactions	956,809
Other income	862,034
Total operating revenue	14,823,133

EXPENSES
Employee compensation and benefits	7,019,106
Other expenses	3,351,963
Data processing	2,081,062
Rent and occupancy	1,542,325
Clearing costs	811,384
Interest expense	505,888
Depreciation and amortization	19,469
Advertising and promotion	100
Total operating expenses	15,331,297

Loss before (benefit) from income taxes	(508,164)

Taxes
Current taxes	17,002
(Benefit) from income taxes	(104,830)
Net (benefit) from income taxes	(87,828)

Net Loss	$(420,336)

See notes to consolidated financial statements

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2019
Cash flows from operating activities
Net Loss	$(420,336)
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	19,469
Deferred tax asset	(104,830)
Amortization of lease right of use assets	1,017,168
Changes in operating assets and liabilities:
Cash and securities segregated under federal and other regulations	(20,358,985)
Receivable from broker - dealers and clearing organizations	(9,947)
Receivable from customers	(6,423,726)
Securities owned, at market value	2,716,625
Securities borrowed	104,438,345
Other assets	263,381
Payable to customers	30,307,588
Payable to non customers	(7,178,660)
Drafts payable	289,001
Payable to broker - dealers and clearing organizations	710,999
Securities loaned	(105,796,425)
Securities sold, but not yet purchased	(18,890)
Change for the period of lease liabilities	(863,305)
Accounts payable, accrued expenses and other liabilities	74,432
Total adjustments	(917,760)
Net cash used in operations	(1,338,096)

Cash flows from financing activities
Proceeds from issuance of subordinated debt	2,000,000
Treasury stock sales	171,972
Return of capital distribution	(1,600,000)
Net cash provided by financing activities	571,972

NET CHANGE IN CASH	(766,124)
CASH - BEGINNING	2,354,297
CASH - END	$1,588,173

See notes to consolidated financial statement

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)
YEAR ENDED DECEMBER 31, 2019

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest expense	$505,888
Income taxes	$17,001

Non-cash investing and financing activities
Initial recognition of lease right-of-use assets	2,158,217
Initial recognition of lease liabilities	2,158,217

See notes to consolidated financial statements

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS EQUITY
YEAR ENDED DECEMBER 31, 2019

	Number of Shares	Common Stock	Paid-in capital	Retained earnings	Treasury Stock	Total

Balance-beginning	6,109,204	$9,844	$14,036,489	$3,688,473	$(171,972)	$17,562,834

Net loss				(420,335)		(420,335)

Treasury stock sales	43,296				171,972	171,972

Return of capital distribution			(1,600,000)			(1,600,000)
Balance-end	6,152,500	$9,844	$12,436,489	$3,268,138	$-	$15,714,471

See notes to consolidated financial statements

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CHANGES IN LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS
YEAR ENDED DECEMBER 31, 2019
Balance, beginning of period	$3,000,000
Changes during the period	2,000,000
Balance, end of period	$5,000,000

See notes to consolidated financial statements

StockCross Financial Services, Inc. and Subsidiary
Notes to Consolidated Financial Statements
December 31, 2019

1. ORGANIZATION AND NATURE OF BUSINESS

StockCross Financial Services, Inc. (the "Company") is a securities broker dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation (“SIPC”).

The Company is located in Beverly Hills, California, with offices throughout the United States and worldwide customers.

Effective August 16, 2018 the Company established a Bermuda subsidiary StockCross Digital Solutions, Ltd. (“StockCross Digital”).  For the year ended December 31, 2019 there was no income or expenses associated with the subsidiary.  The sole transaction was to initially fund the subsidiary in the amount of $10,000 and the subsidiary is an inactive corporation at December 31, 2019.  See Principles of Consolidation note below.

The Company is affiliated with Muriel Siebert & Co., Inc. (“MSCO”) through common ownership. MSCO is a wholly owned subsidiary of Siebert Financial Corp. (“SFC“).  See Note 11 “Subsequent Events” for details regarding a merger with MSCO.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements are presented on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Recently Adopted Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases, which replaces the existing guidance in ASC 840, Leases.  The new standard establishes a right-of-use model that requires a lessee to record a right-of-use asset and a lease liability on the balance sheet for all leases with terms longer than twelve months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the statement of income.

The Company adopted Topic 842 on January 1, 2019 using the modified retrospective transition approach, applying the new standard to all leases existing at the date of initial application. The Company will use the effective date in the financial statements as its date of initial application.

In August 2018, the FASB issued ASU 2018-13, Fair value Measurement (ASC 820):  Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement.  ASU 2018-13 removes certain disclosures, modifies certain disclosures and adds additional disclosures.  The ASU is effective for annual periods, including interim periods within those annual periods, beginning after December 15, 2019.  Early adoption is permitted.  The Company adopted the new standard on its effective date.

Management has evaluated other recently issued accounting pronouncements and does not believe that any of these pronouncements will have a significant impact on the Company’s consolidated financial statements and related disclosures.

Principles of Consolidation

The consolidated financial statements include the Company’s wholly owned corporate subsidiary StockCross Digital.  All significant intercompany transactions and balances are eliminated.  There was no income or expenses generated for the year ended 2019 from StockCross Digital.

Cash

Cash represents cash on hand and cash held in banks. At times, cash balances may exceed Federal Deposit Insurance Corporation insured limits.

Cash and Securities Segregated Under Federal and Other Regulations

Cash equivalents (interest bearing deposit accounts) and securities owned in the amount of $224,813,968 (cash $223,502,874, securities with a fair value $1,311,094) have been segregated in special reserve accounts for the benefit of customers and proprietary accounts of introducing broker dealers under Rule 15c3-3 of the Securities and Exchange Commission.

Receivable from and Payable to Broker-Dealers and Clearing Organizations

Accounts receivable from and payable to broker-dealers and clearing organizations include amounts held on deposit with clearing organizations, amounts due from/to introducing broker-dealers, fail-to deliver and fail-to-receive items, and amounts receivable for unsettled regular-way transactions.

At December 31, 2019, amounts receivable from and payable to broker-dealers and clearing organizations include the following:

Receivables:
Clearing organizations	$3,059,505
Brokers and dealers	2,197
Securities failed to deliver	43,492
$3,105,194
Payables:
Securities failed to receive	$523,065
Due to MSCO	882,685
$1,405,750

Receivable from and Payable to Customers

Accounts receivable from and payable to customers include amounts due and owed on cash and margin transactions.  Securities owned by customers are held as collateral for receivables.  Receivables from customers are reported at their outstanding principal balance, adjusted for any allowance for doubtful accounts.  An allowance is established when collectability is not reasonably assured.  When the receivable from a brokerage client is considered to be impaired, the amount of impairment is generally measured based on the fair value of the securities acting as collateral, which is measured based on current prices from independent sources such as listed market prices or broker-dealer price quotations.  Securities beneficially owned by customers, including those that collateralize margin or other similar transactions, are not reflected in the Statement of Financial Condition.  No allowance for doubtful accounts was necessary at December 31, 2019.

Securities Owned-Marketable, at Fair Value

Securities owned-marketable, at fair value represent marketable securities owned by the company at trade-date valuation.  See Note 3 “Fair Value of Financial Instruments” disclosure below.

Securities Borrowed and Loaned

Securities borrowed are recorded at the amount of cash collateral advanced.  Securities borrowed transactions require the Company to deposit cash, letters of credit, or other collateral with the lender.  Securities loaned are recorded at the amount of cash collateral received.  For securities borrowed and loaned, the Company monitors the market value, with additional collateral obtained or refunded as necessary.

Property, Equipment and Leasehold Improvements

Property, equipment and leasehold improvements are carried at cost less accumulated depreciation and amortization.  Depreciation and amortization are recorded on a straight-line basis over the lesser of the estimated useful lives of the related assets or the non-cancelable remaining lease terms, as appropriate.

Lease Right-of-Use Assets and Lease Liabilities

A lease is defined as a contract, or part of a contract, that conveys the right to control the use of identified property, plant or equipment for a period of time in exchange for consideration. On January 1, 2019, the Company adopted ASU No. 2016-02 “Leases” (Topic 842) and all subsequent ASUs that modified Topic 842. For the Company, Topic 842 affected the accounting treatment for operating lease agreements in which the Company is the lessee.

The Company rents office space under operating leases expiring in 2019 through 2023, and the Company has no financing leases. The leases call for base rent plus escalations as well as other operating expenses.  The Company elected not to include short-term leases (i.e., leases with initial terms of twelve months or less), or equipment leases (deemed immaterial) on the Statement of Financial Condition.

See Note 4 - Lease Commitments below for a review of future lease commitments.

Deferred Tax Asset
Included in the accompanying Statement of Financial Condition as of December 31, 2019 are deferred tax assets of $406,654, representing tax loss carryforwards. Realization of that asset is dependent on the Company’s ability to generate future taxable income. Management believes that it is more likely than not that forecasted taxable income will be sufficient to utilize the tax loss carryforwards in the near term to fully recover the asset. This determination was based on the conclusion that the tax loss carryforward is a transferrable asset as part of the merger with MSCO and will be transferred at current value.  The amount of the deferred tax assets considered realizable could be reduced in the near term if estimates of future taxable income are reduced.  Such an occurrence could materially adversely affect the Company’s results of operations and financial condition. See Note 6 “Income Taxes” and Note 11 “Subsequent Events” for additional detail.

Other Assets

Other assets consist of miscellaneous receivables and prepaid expenses not otherwise categorized above.

Payable to Non-Customers

Accounts payable to non-customers includes amounts due on cash and margin transactions on accounts owned and controlled by principal officers, directors and stockholders of the company.  Payable to non-customer amounts include any amounts received from interest on credit balances.

Payable to non-customer amounts also include amounts due on cash transactions owned and controlled by the Company’s proprietary accounts of introducing broker dealers.  At December 31, 2019, the Company had one correspondent clearing relationship with MSCO.

Drafts Payable

Drafts payable represent checks drawn by the Company against customer accounts which remained outstanding and had not cleared the bank as of December 31, 2019.

Securities Sold, Not Yet Purchased, at Fair Value
Securities sold, not yet purchased, at fair value represent marketable securities sold by the company prior to purchase at trade-date valuation.  See Note 3 - Fair Value of Financial Instruments below.

Accounts Payable, Accrued Expenses, and Other Liabilities
Accounts payable, accrued expenses, and other liabilities represent amounts accrued in the reporting period but not yet paid.

Subordinated Debt
On November 30, 2018, the Company entered into a one-year subordinated borrowing agreement with Gloria Gebbia, a Director of the Company, in the amount of $3.0 million.  The annual rate of interest on the note is 2.75%.  The company automatically renewed the note for an additional one-year period maturing on November 30, 2020.

On September 4, 2019, the Company entered into a one-year subordinated borrowing agreement with Gloria Gebbia, a Director of the Company, in the amount of $2.0 million. The annual rate of interest on the note is 1.75%.

The borrowing is subordinated to the claims of general creditors, approved by FINRA, and are included in the Company’s calculation of net capital and the capital requirements under FINRA and SEC regulations.

Revenues

Revenue from contracts with customers is recognized when, or as, the Company satisfies its performance obligations by transferring the promised goods or services to customers. A good or service is transferred to a customer when, or as, the customer obtains control of that good or service. A performance obligation may be satisfied over time or at a point in time. Revenue from a performance obligation satisfied over time is recognized by measuring the Company's progress in satisfying the performance obligation in a manner that depicts the transfer of the goods or services to the customer. Revenue from a performance obligation satisfied at a point in time is recognized at the point in time that the Company determines the customer obtains control over the promised good or service. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled in exchange for those promised goods or services (i.e., the "transaction price"). For the year ended December 31, 2019, there were no costs capitalized related to obtaining or fulfilling a contract with a customer, and thus the Company has no balances for contract assets or contract liabilities.

The transaction price for the services provided by the Company is equal to the commission rate and the account miscellaneous fees that the Company charges its customers. The Company charges miscellaneous fees for various services performed in relation to handling the account (i.e. wire transfer fees, account transfer fees, reorganization fees), which are relatively small in nature. There is no noncash consideration or consideration payable to the customer; however, in terms of financing, the Company charges customers on their margin interest balances and pays them for their credit balances. Then the transaction price (quoted commission rate and account miscellaneous fees) is allocated to the performance obligations based on the standalone selling prices.

The Company earns revenue from contracts with customers and other sources (interest, trading gains, and commissions and fees). The following provides detailed information on the recognition of the Company's revenue from contracts with customers:

Interest Income
Interest income represents the actual interest generated in clients’ margin accounts and the Company’s bank balances.  Interest income is recorded as earned.

Commissions, Market Making, and Securities Transactions
Customers’ securities transactions are recorded on a settlement date basis, generally two business days following the transaction. Commissions, 12b-1 fees, other securities transactions and related clearing expenses are recorded on a trade-date basis as the securities transactions occur.  The Company believes that the performance is satisfied on the trade date because that is when the underlying financial instrument or purchaser is identified, the pricing is agreed upon, and the risks and rewards of ownership have been transferred to/from the customer.  Securities owned are recorded at fair market value at the reporting period.  See Note 3 “Fair Value Measurements” below.

Stock Loan / Stock Borrow Income
Stock loan and borrow income is recorded on a monthly basis.  The Company borrows securities on behalf of retail clients to facilitate short trading, loans excess margin securities from client accounts, facilitates borrow and loan contracts for broker-dealer counterparties, and provides stock locate services to broker-dealer counterparties.  The Company does not utilize stock loan/borrow activities for the purpose of financing transactions.  Stock loan/stock borrow income is reported net of expenses in accordance with ASC 940-320-05-3 and 940-320-45-6.  The components of Stock loan/stock borrow approximated income are below:

Business Line	Gross Revenue	Gross Expense	Net Revenue
Customer Lending	$1,000,000	$300,000	$500,000
Broker-Dealer Facilitation	$8,100,000	$8,000,000	$100,000
Stock Locate	$1,000,000	$-	$1,000,000

Principal Transactions
Principal transactions represent actual mark-up and mark-down on sales to client accounts.  Principal transaction mark-up and mark-downs are recorded on the trade date of the transactions.  The Company believes that the performance is satisfied on the trade date because that is when the underlying financial instrument or purchaser is identified, the pricing is agreed upon, and the risks and rewards of ownership have been transferred to/from the customer. Management has reviewed the impact of any unsettled transactions and determined there is no material difference between trade date and settlement date positions at the year ended December 31, 2019.

Other Income
Other income represents fees generated from correspondent clearing fees, corporate services client fees, payment for order flow, and transactional fees generated from client accounts.  Transactional fees are recorded concurrently with the related activity.  Other income is recorded as received.

A summary of significant components of approximated other income is presented in the table below:

Components of Other Income
Administrative fees	$440,000
Correspondent clearing fees	260,000
Payment for order flow	100,000
Corporate services client fees	60,000
Total Other Income	$860,000

Expenses
Employee Compensation and Benefits, Other Expenses, Data Processing, Rent and Occupancy, Clearing Costs, and Advertising and Promotion
Employee compensation and benefits; other expenses; data processing; occupancy, clearing costs; and advertising and promotion are all recorded as incurred, including expenses accrued but not yet paid.  The company records payments made in the prior period for the upcoming period such as annual registration fees and annual insurance premiums under the line item titled other assets within the Statement of Financial Condition.

Interest Expense
Interest expense includes interest paid on clients’ credit balances, bank loans, and interest related to subordinated debt issuances.  Interest is accrued and paid on a monthly basis on the last business day of the month.

Depreciation and Amortization
Depreciation and amortization are recorded on a straight-line basis over the lesser of the estimated useful lives of the related assets or the non-cancelable remaining lease terms, as appropriate.  Refer to Recently Issued Accounting Pronouncements section regarding recently adopted guidance.

Concentrations of Credit Risk
The Company is engaged in various trading and brokerage activities whose contra-parties include broker-dealers, banks and other financial institutions.

In the event contra-parties do not fulfill their obligations, the Company may sustain a loss if the market value of the instrument is different from the contract value of the transaction.  The risk of default primarily depends upon the credit worthiness of the contra-parties involved in the transactions.  It is the Company’s policy to review, as necessary, the credit standing of each contra-party with which it conducts business.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. FAIR VALUE MEASUREMENTS

FASB ASC 820 defines fair value, established a framework for measuring fair value, and established a hierarchy of fair value inputs. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market.  Valuation techniques that are consistent with the market, income or cost approach, as specified by FASB ASC 820, are used to measure fair value.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can assess at the measurement date.

Level 2 – Inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 – Unobservable inputs for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, the liquidity of markets, and other characteristics particular to the security.  To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available; the Company’s own assumptions are set to reflect those that the Company believes market participants would use in pricing the asset or liability at the measurement date.

A description of the valuation techniques applied to the Company’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

U.S. Government Securities.  U.S. government securities are valued using quoted market prices.  Valuation adjustments are not applied.  Accordingly, U.S. government securities are generally categorized in level 1 of the fair value hierarchy.

Corporate Bonds and Convertible Preferred Stock.  The fair value of corporate bonds and convertible preferred stock are determined using recently executed transactions, market price quotations (when observable), bond spreads or credit default swap spreads obtained from independent external parties, such as vendors and brokers, adjusted for any basis difference between cash and derivative instruments.  The spread data used is for the same maturity as the bond.  If the spread data does not reference the issuer, then data that reference a comparable issuer are used.  When position-specific external price data is not observable, fair value is determined based on either benchmarking to similar instruments or cash flow models with yield curves, bond, or single-name credit default swap spreads and recovery rates as significant inputs.  Corporate bonds and convertible preferred stocks are generally categorized in level 2 of the fair value hierarchy.

Exchange-Traded Equity Securities. Exchange-traded equity securities are generally valued based on quoted prices from the exchange.  To the extent these securities are actively traded, valuation adjustments are not applied, and they are categorized in level 1 of the fair value hierarchy; otherwise, they are in level 2 or level 3 of the fair value hierarchy.

The following table presents the Company's fair value hierarchy for those assets and liabilities measured at fair value on a recurring basis as of December 31, 2019:

Assets	Level 1	Level 2	Level 3	Total

Segregated Securities
US Treasury Notes	$1,311,094	$-	$-	$1,311,094
Securities owned
US Treasury Notes	2,007,325	-	-	2,007,325
Corporate obligations	-	25,027	-	25,027
Equity securities	453,407	244,819	287,652	985,878
Total	$3,771,826	$269,846	$287,652	$4,329,324

Liabilities

Securities sold, not yet purchased
Equity securities	$-	$27,792	-	$27,792
Total	$-	$27,792	$-	$27,792

Changes in Level 3 Equity Assets 01/01/2019 - 12/31/2019
	Amount	Valuation Technique	Reason for Change
Balance - January 1, 2019	$-
Transfers into Level 3	287,652	Liquidation value based on valuation report	One holding taken private, no longer publicly traded.
Balance - December 31, 2019	$287,652

The following represents financial instruments in which the ending balance as of December 31, 2019 is not carried at fair value in the Statement of Financial Condition:

Short-term financial instruments: The carrying value of short-term financial instruments, including cash and securities segregated pursuant to federal regulations are recorded at amounts that approximate the fair value of these instruments. These financial instruments generally expose the Company to limited credit risk and have no stated maturities or have short-term maturities and carry interest rates that approximate market rates. Cash and cash segregated under federal and other regulations are classified as Level 1.  Securities segregated under federal and other regulations consist of treasury notes which are categorized in the above table as Level 1 assets.

Receivables and other assets: Receivables from broker-dealers and clearing organizations, receivables from customers, and other assets are recorded at amounts that approximate fair value and are classified as Level 2 under the fair value hierarchy.
Securities borrowed and securities loaned:  Securities borrowed and securities loaned are recorded at amounts which approximate fair value and are primarily classified as Level 2 under the fair value hierarchy.  The Company’s securities borrowed and securities loan balances represent amounts of equity securities borrow and loan contracts and are marked-to-market daily in accordance with standard industry practices which approximate fair value.

Payables: Payable to customers; payable to non customers; drafts payable; payable to broker-dealers and clearing organizations; and accounts payable, accrued expenses, and other liabilities are recorded at amounts that approximate fair value due to their short-term nature and are classified as Level 2 under the fair value hierarchy.

Subordinated Debt:  The carrying amount of subordinated debt approximates fair value due to the relative short-term nature of the borrowing.  Under the fair value hierarchy, the subordinated debt is classified as Level 2.

4. COMMITMENTS AND CONTINGENCIES

Leases

A lease is defined as a contract, or part of a contract, that conveys the right to control the use of identified property, plant or equipment for a period of time in exchange for consideration. On January 1, 2019, the Company adopted ASU 2016-02, Leases (Topic 842) and all subsequent ASUs that modified Topic 842. For the Company, Topic 842 affected the accounting treatment for operating lease agreements in which the Company is the lessee.

As of December 31, 2019, the Company rents office space under operating leases expiring in 2020 through 2023, and the Company has no financing leases. The leases call for base rent plus escalations as well as other operating expenses. The following table represents the Company’s lease right-of-use assets and lease liabilities on the Statement of Financial Condition. The Company elected not to include short-term leases (i.e., leases with initial terms of twelve months or less), or equipment leases (deemed immaterial) on the Statement of Financial Condition.

As of December 31, 2019
Assets
Lease right-of-use assets	$1,141,047
Liabilities
Lease liabilities	$1,294,910

The calculated amounts of the lease right-of-use assets and lease liabilities in the table above are impacted by the length of the lease term and the discount rate used to present value the minimum lease payments. As of December 31, 2019, the Company does not believe that any of the renewal options under the existing leases are reasonably certain to be exercised; however, the Company will continue to assess and monitor the lease renewal options on an ongoing basis. The Company also leases some miscellaneous office equipment, but they are immaterial and therefore the Company records the costs associated with this office equipment on the statement of operations rather than capitalizing them as lease right-of-use assets. The Company determined a discount rate of 5.0% would approximate the Company’s cost to obtain financing given its size, growth, and risk profile.

Lease Term and Discount Rate
Weighted average remaining lease term – operating leases	2 Years
Weighted average discount rate – operating leases	5.0%

The following table represents lease costs and other lease information. The Company has elected the practical expedient to not separate lease and non-lease components, and as such, the variable lease cost primarily represents variable payments such as common area maintenance and utilities which are determined by the leased square footage in proportion to the overall office building.

Year Ended December 31, 2019
Operating lease cost	$1,218,569
Short-term lease cost	310,418
Sublease income	(360,000)
Total lease cost	$1,168,987

Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from operating leases	$704,704

Lease Commitments

The Company rents office space under various operating leases.  Rent expense for the year ended December 31, 2019 was approximately $1,000,000.00, commitments going forward are approximately:

2020	$615,000
2021	176,000
Thereafter	137,000
$928,000

Refer to Recently adopted Accounting Pronouncements section regarding adopted guidance.

Litigation and Regulatory Matters

The Company is subject to various claims and arbitrations in the normal course of business.  The Company believes that the resolution of these matters will not have a material adverse effect on these financial statements.

Health Insurance
Through its affiliate Kennedy Cabot Acquisition, LLC (“KCA”), the Company self-funds its employees’ health insurance plans which covers substantially all employees.  Claims are funded as received and the company makes a monthly accrual to estimate claims incurred but not yet received.  For the year ended December 31, 2019, the company incurred approximately $443,000 in healthcare claims.

The Company maintains stop-loss insurance for certain risks and has a health claim reinsurance limit capped at approximately $50,000 per employee. The estimated liability for self-insurance claims is initially recorded in the year in which the event of loss occurs and may be subsequently adjusted based upon new information and cost estimates. Reserves for losses represent estimates of reported losses and estimates of incurred but not reported losses based on past and current experience. Actual claims paid and settled may differ, perhaps significantly, from the provision for losses. This adds uncertainty to the estimated reserves for losses. Accordingly, it is at least possible that the ultimate settlement of losses may vary significantly from the amounts included in the financial statements.

5. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company enters into various transactions to meet the needs of customers, conduct trading activities, and manages market risks and is, therefore, subject to varying degrees of market and credit risk.

In the normal course of business, the Company's customer activities involve the execution, settlement, and financing of various customer securities transactions.  These activities may expose the Company to off-balance sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and the Company has to purchase or sell the financial instrument underlying the contract at a loss.

The Company's customer securities activities are transacted on either a cash or margin basis. In margin transactions, the Company extends credit to its customers, subject to various regulatory and internal margin requirements, collateralized by cash and securities in the customers' accounts.  In connection with these activities, the Company executes and clears customer transactions involving the sale of securities not yet purchased, substantially all of which are transacted on a margin basis subject to individual exchange regulations.

Such transactions may expose the Company to off-balance sheet risk in the event margin requirements are not sufficient to fully cover losses that customers may incur.  In the event the customer fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market prices to fulfill the customer's obligations.

The Company seeks to control the risks associated with its customer activities by requiring customers to maintain margin collateral in compliance with various regulatory and internal guidelines.  The Company monitors required margin levels daily and, pursuant to such guidelines, require customers to deposit additional collateral or to reduce positions, when necessary.

The Company's customer financing and securities settlement activities may require the Company to pledge customer securities as collateral in support of various secured financing sources such as bank loans and securities loaned.  In the event the counterparty is unable to meet its contractual obligation to return customer securities pledged as collateral, the Company may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations.  The Company controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure.  In addition, the Company establishes credit limits for such activities and monitors compliance on a daily basis.

6. INCOME TAXES

Income Taxes
Beginning January 1, 2018, the Company elected to be taxed as a “C” Corporation for federal income tax purposes and in various states.  The company filed with the IRS terminating its prior election as an “S” corporation and the termination of “S” election was completed as of December 31, 2017.

The Company recognizes the effect of tax positions only when they are more likely than not to be sustained under audit by the taxing authorities.  At December 31, 2019, the Company has a tax benefit of $406,654.  The Company operates in the United States and in various state and local jurisdictions, tax years prior to 2015 are no longer subject to examination by taxing authorities. There are presently no income tax examinations in process.

Current income tax expense included in the accompanying Statements of Operations for the year ended December 31, 2019 is as follows:

Current:
Federal	$-
State and local	17,002

Total current tax expense	$17,002

Effective Income Tax Reconciliation
A reconciliation of the difference between the expected income tax benefit computed at the U.S. statutory income tax rate and the Company’s income tax expense (benefit) as of December 31, 2019 is approximated in the following table:

Net loss	$(510,000)
Net effect of:
Depreciation	(35,000)
Non-deductible expenses	38,000
Difference in basis of depreciable assets	153,000
Loss carryforward	(354,000)

Deferred state taxes at 9%	130,000
Deferred federal taxes at 21%, calculated net of state taxes	276,000
Total deferred tax asset	$406,000

The company has accumulated a net operating loss carryforward of $1,446,652 eligible to offset 80% of net income indefinitely.

7.	RELATED PARTY DISCLOSURES

MSCO
The Company and MSCO are under common ownership and the Company serves as a clearing broker for MSCO.  On January 18, 2019, MSCO purchased a 15% stake (922,875 shares) in the Company from Tzero.com, Inc.  MSCO has a clearing agreement with the Company whereby the Company passes through all revenue and charges to MSCO for its related expenses.  Outside of the clearing agreement, the Company has an expense sharing agreement with MSCO for its Beverly Hills office.  In addition, the Company pays certain vendors for miscellaneous expenses which it passes through to MSCO and splits margin interest revenue.

At and for the year ended December 31, 2019, the Company had or recognized approximately the following material amounts per its agreements with MSCO:

Category	Amount
Statement of Financial Condition
Payable to non-customers:
Inventory financing	$1,000,000
Payable to broker dealers and clearing organizations
Net monthly clearing revenue payable	808,000
Clearing deposit	75,000
Total liabilities	$1,883,000

Statement of Operations
Revenue
Interest
Margin interest revenue	$1,007,000
Other Income
Fees generated for trading clearance	$258,000

Expense
Payments to MSCO for stock loan	$300,000

Expense Reimbursement
Reimbursement for data processing expense provided to MSCO	$851,000
Reimbursement for rental expense	$360,000

Other Items
Total payments to MSCO per clearing agreement	$7,443,000

Refer to the subsequent events note below for details regarding a merger between the Company and MSCO.

Kennedy Cabot Acquisition, LLC
KCA is an affiliate of the Company through common ownership, MSCO, and SFC. To gain efficiencies and economies of scale with billing and administrative functions, KCA serves as a paymaster for the Company and MSCO for compensation and benefits expenses, the entirety of which KCA passes through to MSCO and the Company proportionally.

KCA sponsors a 401(k) profit sharing plan, which covers substantially all of the Company’s employees.  Employee contributions to the plan are at the discretion of eligible employees.  There were no contributions by the Company or KCA to the plan for the year ended December 31, 2019.

Gebbia Sullivan County Land Trust
On July 31, 2018, the Company sold an office condominium located in Omaha, NE for $415,000 to the Gebbia Sullivan County Land Trust (“Land Trust”).  The trustee of the Land Trust is a relative of the majority owners of the Company.  Subsequent to the transaction, the Company entered into a lease agreement with the Land Trust that expired December 31, 2018 and is currently operating on a month-to-month rental agreement with the Land Trust.  For the year ended December 31, 2019, $60,000 was paid in rent.

8.	DIVIDENDS AND DISTRIBUTIONS

On September 5, 2019, the Company made a return of capital distribution in the aggregate amount of $1,600,000 to shareholders at record date September 5, 2019.

9. TREASURY STOCK PURCHASES AND SALES
The Company purchased and sold treasury stock for the year ended December 31, 2019 at cost, without any gain or loss recorded on the transactions.  The following table represents treasury stock purchases and sales for the year ended December 31, 2019:

Date	Purchaser	Seller	# Shares Bought (Sold) to (from) Treasury Stock
January 1, 2019 Opening Treasury Stock Position			43,296
January 3, 2019	The Company	Individual Shareholders	168,594
January 18, 2019	The Company	T0.Com	553,725
January 18, 2019	Individual Shareholders	The Company	(493,501)
March 19, 2019	Individual Shareholders	The Company	(138,469)
March 25, 2019	Individual Shareholders	The Company	(83,292)
March 27, 2019	Individual Shareholder	The Company	(40,353)
March 28, 2019	Individual Shareholders	The Company	(10,000)
October 1, 2019	Individual Shareholder	The Company	99,769
October 15, 2019	Individual Shareholder	The Company	100,000
November 12, 2019	The Company	Individual Shareholder	(199,769)
December 31, 2019 Closing Treasury Stock Position			-

10. NET CAPITAL REQUIREMENTS

The Company, as a broker-dealer, is subject to the Uniform Net Capital Rules of the SEC (Rule 15c3-1) of the Securities Act of 1934.  Under the alternate method permitted by this rule, net capital, as defined, shall not be less than 2% of aggregate debit items arising from customer transactions.  At December 31, 2019, the Company’s net capital was $18,796,656, which was $16,660,607 in excess of its required net capital of $2,136,049. The Company’s percentage of aggregate debit balances to net capital was 17.60% at December 31, 2019.

The Company is subject to Customer Account Rule 15c3-3 of the SEC which requires segregation of funds in a special reserve account for the exclusive benefit of customers (Rule 15c3-3). At December 31, 2019, the Company had $223,407,653 (cash of $222,096,559 and securities with fair value of $1,311,094) in in the special reserve account which was $4,029,942 in excess of the deposit requirement of $219,377,711.  After adjustments for deposit(s) and/or withdrawal(s) made on January 2, 2020, the company had $1,029,942 in excess of the customer reserve requirement.

The Company is also subject to the PAB Account Rule 15c3-3 of the SEC which requires segregation of funds in a special reserve account for the exclusive benefit of proprietary accounts of introducing broker-dealers. (Rule 15c3-3). At December 31, 2019, the Company had segregated cash of $1,406,314 under rule 15c3-3. At December 31, 2019, the Company had $1,406,314 in the special reserve account which was $281,616 in deficit of the deposit requirement of $1,687,930.  After adjustments for deposit(s) and/or withdrawal(s) made on January 2, 2020, the company had $218,384 in excess of the PAB reserve requirement.

11. SUBSEQUENT EVENTS

The Company has evaluated events that have occurred subsequent to December 31, 2019 and through February 27, 2020, the date of the filing of this report.

The Company entered into an Agreement and Plan of Merger by and between SFC, MSCO, and Michael J. Colombino, on behalf of himself and as representative of the Company’s shareholders, pursuant to which the shareholders of the Company exchanged all of the Company’s shares for a total of 3,298,774 shares of common stock of SFC and StockCross was merged with and into MSCO (the “Merger”). The Merger was effective on January 1, 2020 and as a result, StockCross merged with and into MSCO. Prior to the Merger, MSCO owned 15% of the issued and outstanding common stock of the Company, the Company served as a clearing broker for MSCO, and were affiliated entities through common ownership.

Other than the event described above, there have been no material subsequent events that occurred during such period that would require disclosure in this report or would be required to be recognized in the financial statements at December 31, 2019.

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY	Schedule I

COMPUTATION OF NET CAPITAL UNDER RULE 15c3-1
OF THE SECURITIES AND EXCHANGE COMMISSION
December 31, 2019
NET CAPITAL
Total stockholders' equity	$15,714,471
Additions:
Liabilities subordinated to claims of general creditors allowable in computation of net capital	5,000,000
5,000,000
Deductions and/or charges:
Non-allowable assets from Statement of Financial Condition	1,283,763
Aged fail-to-deliver	5,327
Other deductions and/or charges	80,048
1,369,138
Net capital before haircuts on securities positions	19,345,333

Haircuts on securities	548,677
Net capital	$18,796,656
COMPUTATION OF ALTERNATE NET CAPITAL REQUIREMENT
2 percent of combined aggregate debit items as shown in
formula for reserve requirements pursuant to rule 15c3-3 prepared as of
date of net capital computation	$2,136,049
Minimum dollar net capital requirement of reporting broker-dealer	$1,000,000
Net capital requirement	$2,136,049
Excess net capital	$16,660,607
Percentage of Net Capital to Aggregate Debits	17.60%
Percentage of Net Capital, after anticipated capital withdrawals, to
Aggregate Debits	17.33%
Net capital in excess of the greater of:
5% of combined aggregate debit items or 120% of minimum net capital req.	$13,456,533
OTHER RATIOS
Percentage of debt to debt-equity total computed in accordance with Rule 15c3-1 (d)	24.14%
Statement Pursuant to Paragraph (d)(4) of Rule 17a-5:
There were no material differences between the preceding computation and the Company's corresponding unaudited Part II of Form X-17a-5 as of December 31, 2019.

See accompanying report of Independent Registered Public Accounting Firm

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY	Schedule II

COMPUTATION FOR DETERMINATION OF RESERVE
REQUIREMENTS UNDER RULE 15c3-3 OF THE
SECURITIES AND EXCHANGE COMMISSION
December 31, 2019
CREDIT BALANCES
Free credit balances and other credit balances in customers	$310,983,629
security accounts
Monies payable against customers’ securities loaned	6,225,350
Customers' securities failed to receive	516,818
Other	5,250,301
Total Credit Items	$322,976,098

DEBIT BALANCES
Debit balances in customers' cash and margin accounts excluding unsecured accounts and accounts doubtful of collection net of deductions pursuant to rule 15c3-3	$72,956,305
Securities borrowed to effectuate short sales by customers and securities borrowed to make delivery on customers' securities failed to deliver	28,586,621
Failed to deliver of customers' securities not older than 30 calendar days	9,234
Margin required and on deposit with the Options Clearing Corporation for all option contracts written or purchased in customer accounts	5,250,301
Aggregate Debit Items	106,802,461
Less 3%	(3,204,074)
Total Debit Items	$103,598,387
RESERVE COMPUTATION
Excess of total credits over total debits	$219,377,711
Amount held on deposit in "Reserve Bank Accounts", including $1,311,094 value of qualified securities, at end of reporting period	223,407,653
Amount of withdrawal	(3,000,000)
New amount in Reserve Bank Accounts after adding or subtracting
withdrawal including $1,311,094 value of qualified securities	$220,407,653

Statement Pursuant to Paragraph (d)(4) of Rule 17a-5:
There were no material differences between the preceding computation and the Company's corresponding unaudited Part II of Form X-17a-5 as of December 31, 2019.

See accompanying report of Independent Registered Public Accounting Firm

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY	Schedule III

COMPUTATION FOR DETERMINATION OF PAB ACCOUNT RESERVE
REQUIREMENTS UNDER RULE 15c3-3 OF THE
SECURITIES AND EXCHANGE COMMISSION
December 31, 2019

CREDIT BALANCES

Free credit balances and other credit balances in PAB security accounts	$1,687,930

Total Credit Items	$1,687,930

DEBIT BALANCES
Aggregate Debit Items	-

Total Debit Items	$-
RESERVE COMPUTATION
Excess of total credits over total debits	$1,687,930
Amount held on deposit in "Reserve Bank Accounts", including $0 value of qualified securities, at end of reporting period	1,406,314
Amount of deposit	500,000
New amount in Reserve Bank Accounts after adding or subtracting
withdrawal including $0 value of qualified securities	$1,906,314

Date of deposit	01/02/20

Statement Pursuant to Paragraph (d)(4) of Rule 17a-5:
There were no material differences between the preceding computation and the Company's corresponding unaudited Part II of Form X-17a-5 as of December 31, 2019.

See accompanying report of Independent Registered Public Accounting Firm

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY	Schedule IV

Information Relating to Possession or Control Requirements under Rule 15c3-3 of the Securities and Exchange Commission
As of December 31, 2019

1 - Customers’ fully paid and excess margin securities not in the respondent’s possession or control as of the report date (for which instructions to reduce to possession or control had been issued as of the report date but for which the required action was taken by respondent within the time frames specified under rule 15c3-3):

A. Number of items	NONE

2 - Customers’ fully paid securities and excess margin securities for which instructions to reduce to possession or control had not been issued as of the report date, excluding items arising from “temporary lags which result from normal business operations” as permitted under rule 15c3-3:

A. Number of items	NONE

Statement Pursuant to Paragraph (d)(4) of Rule 17a-5:
There were no material differences between the preceding computation and the Company's corresponding unaudited Part II of Form X-17a-5 as of December 31, 2019.

See accompanying report of Independent Registered Public Accounting Firm

BUCHBINDER

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Stockcross Financial Services, Inc.
Beverly Hills, California 90212

We have examined Stockcross Financial Services, Inc.'s and subsidiary statements, included in the accompanying Compliance Report, that (1) Stockcross Financial Services, Inc. and subsidiary's internal control over compliance was effective during the most recent fiscal year ended December 31, 2019; (2) Stockcross Financial Services, Inc. and subsidiary's internal control over compliance was effective as of December 31, 2019; (3) Stockcross Financial Services, Inc. and subsidiary was in compliance with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e) as of December 31, 2019; and (4) the information used to state that Stockcross Financial Services, Inc. and subsidiary was in compliance with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e) was derived from Stockcross Financial Services, Inc. and subsidiary's books and records. Stockcross Financial Services, Inc. and subsidiary's management is responsible for establishing and maintaining a system of internal control over compliance that has the objective of providing Stockcross Financial Services, Inc. and subsidiary with reasonable assurance that non-compliance with 17 C.F.R. § 240.15c3-1, 17 C.F.R. § 240.15c3-3, 17 C.F.R. § 240.17a-13, or FINRA Customer Accounts Statements Rule 2340 that requires account statements to be sent to the customers of Stockcross Financial Services, Inc. and subsidiary will be prevented or detected on a timely basis. Our responsibility is to express an opinion on Stockcross Financial Services, Inc. and subsidiary's statements based on our examination.

We conducted our examination in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the examination to obtain reasonable assurance about whether Stockcross Financial Services, Inc. and subsidiary's internal control over compliance was effective as of and during the most recent fiscal year ended December 31, 2019; Stockcross Financial Services, Inc. and subsidiary complied with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e) as of December 31, 2019; and the information used to assert compliance with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e) as of December 31, 2019 was derived from Stockcross Financial Services, Inc.' and subsidiary's books and records. Our examination includes testing and evaluating the design and operating effectiveness of internal control over compliance, testing and evaluating Stockcross Financial Services, Inc. and subsidiary's compliance with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e), determining whether the information used to assert compliance with 240.15c3-1 and 240.15c3-3(e) was derived from Stockcross Financial Services, Inc. and subsidiary's books and records, and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

In our opinion, Stockcross Financial Services, Inc and subsidiary's statements referred to above are fairly stated, in all material respects.

Buchbinder Tunick & Company LLP

BUCHBINDER TUNICK & COMPANY LLP

Little Falls, New Jersey
February 27, 2020

150 Clove Road
5th Floor
Little Falls, New Jersey 07424
973.812.0100

6720-A Rockledge Drive
Suite 510
Bethesda, Maryland 20817
240.200.1400

One Pennsylvania Plaza
Suite 3500
New York, New York 10119
212.695.5003

Buchbinder Tunick & Company LLP
Certified Public Accountants
buchbinder.com
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STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY

COMPLIANCE REPORT

StockCross Financial Services, Inc and subsidiary ("StockCross") has established and maintained *Internal Control Over Compliance*.

The Term *Internal Control Over Compliance* means internal controls that have the objective of providing the broker or dealer with reasonable assurance that non-compliance with §240.15c3-1, §240.15c3-3, § 240.17a-13, or any rule of the designated examining authority of the broker or dealer that requires account statements to be sent to the customers of the broker or dealer (FINRA Customer Account Statements Rule 2340) will be prevented or detected on a timely basis.

We confirm, to the best of our knowledge and belief, the following:

1. StockCross's internal control over compliance was effective during the most recent fiscal year ended December 31, 2019.
2. StockCross's internal control over compliance was effective as of December 31, 2019.
3. StockCross was in compliance with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e) as of December 31, 2019.
4. The information used to state that StockCross was in compliance with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e) was derived from StockCross's books and records.

Michael Colombino, CFO

BUCHBINDER

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON APPLYING AGREED-UPON PROCEDURES

Board of Directors of
Stockcross Financial Services, Inc.
Beverly Hills, California, 90212

We have performed the procedures included in Rule 17a-5(e)(4) under the Securities Exchange Act of 1934 and in the Securities Investor Protection Corporation (SIPC) Series 600 Rules, which are enumerated below and were agreed to by Stockcross Financial Services, Inc. and Subsidiary (the Company) and the SIPC, solely to assist you and SIPC in evaluating Company's compliance with the applicable instructions of the General Assessment Reconciliation (Form SIPC-7) for the year ended December 31, 2019. Stockcross Financial Services, Inc.'s management is responsible for its Form SIPC-7 and for its compliance with those requirements. This agreed-upon procedures engagement was conducted in accordance with standards established by the Public Company Accounting Oversight Board (United States) and in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of those parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed and our findings are as follows:

1) Compared the listed assessment payments in Form SIPC-7 with respective cash disbursement records entries, noting no differences;
2) Compared the Total Revenue amount reported on the Annual Audited Report Form X-17A-5 Part III for the year ended December 31, 2019 with the Total Revenue amount reported in Form SIPC-7 for the year ended December 31, 2019, noting no differences;
3) Compared any adjustments reported in Form SIPC-7 with supporting schedules and working papers, noting no differences;
4) Recalculated the arithmetical accuracy of the calculations reflected in Form SIPC-7 and in the related schedules and working papers supporting the adjustments, noting no differences; and
5) Compared the amount of any overpayment applied to the current assessment with the Form SIPC-7 on which it was originally computed, noting no differences.

We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on Stockcross Financial Services, Inc.'s compliance with the applicable instructions of the Form SIPC-7 for the year ended December 31, 2019. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of Stockcross Financial Services, Inc. and the SIPC and is not intended to be and should not be used by anyone other than these specified parties.

Buchbinder Tunick & Company LLP

BUCHBINDER TUNICK & COMPANY LLP

Little Falls, New Jersey
February 27, 2020

150 Clove Road
5th Floor
Little Falls, New Jersey 07424
973.812.0100

6720-A Rockledge Drive
Suite 510
Bethesda, Maryland 20817
240.200.1400

One Pennsylvania Plaza
Suite 3500
New York, New York 10119
212.695.5003

Buchbinder Tunick & Company LLP
Certified Public Accountants
buchbinder.com
Follow us on linkedin

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY

SECURITIES INVESTOR PROTECTION CORPORATION
GENERAL ASSESSMENT RECONCILIATION
YEAR ENDED DECEMBER 31, 2019

SIPC NET OPERATING REVENUE	$13,266,076

GENERAL ASSESSMENT AT .0015	19,899

Less payment made with SIPC-6 & prior overpayment	10,566

PAYMENT MADE WITH SIPC-7, JANUARY 29, 2020	$9,333

Payment and filing mailed January 29, 2020 to: Securities Investor Protection Corp PO Box 92185 Washington DC, 20090-2185

See accompanying report of Independent Registered Public Accounting Firm

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY

REPORT ON AUDIT OF FINANCIAL STATEMENTS
AND SUPPLEMENTARY INFORMATION

REPORT ON COMPLIANCE

REPORT ON SIPC ASSESSMENT

DECEMBER 31, 2018

This report is deemed CONFIDENTIAL in accordance
 with rule 17a-5(e) (3) of the Securities Exchange Act

UNITEDSTATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

OMB APPROVAL	
OMB Number:	3235-0123
Expires:	August 31, 2020
Estimated average burden hours per response......	12.00

ANNUAL AUDITED REPORT
FORM X-17A-5
PART III

SEC FILE NUMBER
8-17758

FACING PAGE
Information Required of Brokers and Dealers Pursuant to Section 17 of the Securities Exchange Act of 1934 and Rule 17a-5 Thereunder

REPORT FOR THE PERIOD BEGINNING 01/01/18 (MM/DD/YY) AND ENDING 12/31/18 (MM/DD/YY)

A. REGISTRANT IDENTIFICATION

NAME OF BROKER-DEALER: STOCKCROSS FINANCIAL SERVICES, INC.

OFFICIAL USE ONLY
FIRM I.D. NO.

ADDRESS OF PRINCIPAL PLACE OF BUSINESS: (Do not use P.O. Box No.)

9464 WILSHIRE BLVD
(No. and Street)

BEVERLY HILLS	CA	90212
(City)	(State)	(Zip Code)

NAME AND TELEPHONE NUMBER OF PERSON TO CONTACT IN REGARD TO THIS REPORT
MICHAEL COLOMBINO (310) 432-2192
(Area Code – Telephone Number)

B. ACCOUNTANT IDENTIFICATION

INDEPENDENT PUBLIC ACCOUNTANT whose opinion is contained in this Report*

BUCHBINDER, TUNICK & COMPANY LLP
(Name – *if individual, state last, first, middle name*)

ONE PENNSYLVANIA PLAZA, SUITE 3500	NEW YORK	NY	10119
(Address)	(City)	(State)	(Zip Code)

CHECK ONE:

- [✓] Certified Public Accountant
- [ ] Public Accountant
- [ ] Accountant not resident in United States or any of its possessions.

FOR OFFICIAL USE ONLY

**Claims for exemption from the requirement that the annual report be covered by the opinion of an independent public accountant must be supported by a statement of facts and circumstances relied on as the basis for the exemption. See Section 240.17a-5(e)(2)*

SEC 1410 (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

OATH OR AFFIRMATION

I, MICHAEL J COLOMBINO, swear (or affirm) that, to the best of my knowledge and belief the accompanying financial statement and supporting schedules pertaining to the firm of STOCKCROSS FINANCIAL SERVICES, INC., as of DECEMBER 31, 20 18, are true and correct. I further swear (or affirm) that neither the company nor any partner, proprietor, principal officer or director has any proprietary interest in any account classified solely as that of a customer, except as follows:

____

____

____

Michael J Colombino

Signature

CFO

Title

Ed Shaughnessy

Notary Public

ED SHAUGHNESSY
Notary Public - California
Los Angeles County
Commission # 2256398
My Comm. Expires Sep 24, 2022

This report ** contains (check all applicable boxes):

- [x] (a) Facing Page.
- [x] (b) Statement of Financial Condition.
- [x] (c) Statement of Income (Loss) or, if there is other comprehensive income in the period(s) presented, a Statement of Comprehensive Income (as defined in §210.1-02 of Regulation S-X).
- [x] (d) Statement of Changes in Financial Condition.
- [x] (e) Statement of Changes in Stockholders' Equity or Partners' or Sole Proprietors' Capital.
- [x] (f) Statement of Changes in Liabilities Subordinated to Claims of Creditors.
- [x] (g) Computation of Net Capital.
- [x] (h) Computation for Determination of Reserve Requirements Pursuant to Rule 15c3-3.
- [x] (i) Information Relating to the Possession or Control Requirements Under Rule 15c3-3.
- [ ] (j) A Reconciliation, including appropriate explanation of the Computation of Net Capital Under Rule 15c3-1 and the Computation for Determination of the Reserve Requirements Under Exhibit A of Rule 15c3-3.
- [ ] (k) A Reconciliation between the audited and unaudited Statements of Financial Condition with respect to methods of consolidation.
- [x] (l) An Oath or Affirmation.
- [x] (m) A copy of the SIPC Supplemental Report.
- [ ] (n) A report describing any material inadequacies found to exist or found to have existed since the date of the previous audit.

***For conditions of confidential treatment of certain portions of this filing, see section 240.17a-5(e)(3).*

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT **CIVIL CODE § 1189**

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of Los Angeles)

On 2/26/19 before me, Ed Shaughnessy, notary public
Date Here Insert Name and Title of the Officer

personally appeared Michael J Colombino
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

ED SHAUGHNESSY
Notary Public - California
Los Angeles County
Commission # 2256398
My Comm. Expires Sep 24, 2022

Signature [signature]
Signature of Notary Public

Place Notary Seal Above

OPTIONAL

Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document

Title or Type of Document: __________

Document Date: __________ Number of Pages: __________

Signer(s) Other Than Named Above: __________

Capacity(ies) Claimed by Signer(s)

Signer's Name: __________
☐ Corporate Officer — Title(s): __________
☐ Partner — ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: __________
Signer Is Representing: __________

Signer's Name: __________
☐ Corporate Officer — Title(s): __________
☐ Partner — ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: __________
Signer Is Representing: __________

©2016 National Notary Association • www.NationalNotary.org • 1-800-US NOTARY (1-800-876-6827) Item #5907

BUCHBINDER

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
of Stockcross Financial Services, Inc. and Subsidiary
Beverly Hills, California 90212

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of financial condition of Stockcross Financial Services, Inc. and Subsidiary (the Company) as of December 31, 2018, the related consolidated statements of operations, changes in stockholders' equity, Statement of Changes in Liabilities Subordinated to Claims of General Creditors, and cash flows for the year then ended, and the related notes (collectively referred to as the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of Company's management. Our responsibility is to express an opinion on Company's consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

Supplemental Information

The Schedule I, Computation of Net Capital Under SEC Rule 15c3-1, Schedule II, Computation for Determination of Reserve Requirements Under SEC Rule 15c3-3, Schedule III, Computation for Determination of PAB Account Reserve requirements under Rule 15c3-3, and Schedule IV, Information Relating to Possession or Control Requirements Under SEC Rule 15c3-3, has been subjected to audit procedures performed in conjunction with the audit of the Company's consolidated financial statements. The supplemental information is the responsibility of Company's management. Our audit procedures included determining whether the supplemental information reconciles to the consolidated financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the supplemental information. In forming our opinion on the supplemental information, we evaluated whether the supplemental information, including its form and content, is presented in conformity with 17 C.F.R. §240.17a-5. In our opinion, the Schedule I, Computation of Net Capital Under SEC Rule 15c3-1, Schedule II, Computation for Determination of Reserve Requirements Under SEC Rule 15c3-3, Schedule III, Computation for Determination of PAB Account Reserve requirements under Rule 15c3-3, and Schedule IV, Information Relating to Possession or Control Requirements Under SEC Rule 15c3-3, is fairly stated, in all material respects, in relation to the consolidated financial statements as a whole.

BUCHBINDER TUNICK & COMPANY LLP

Buchbinder Tunick & Company LLP

We have served as the Company's auditor since 2017.
Little Falls, New Jersey
February 26, 2019

150 Clove Road
5th Floor
Little Falls, New Jersey 07424
973.812.0100

6720-A Rockledge Drive
Suite 510
Bethesda, Maryland 20817
240.200.1400

One Pennsylvania Plaza
Suite 3500
New York, New York 10119
212.695.5003

Buchbinder Tunick & Company LLP
Certified Public Accountants
buchbinder.com
Follow us on linkedin

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY
STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2018
ASSETS
Cash	$2,354,297
Cash and securities segregated under federal and other regulations (cash of $164,417,785 and securities with a fair value of $40,037,198)	204,454,983
Receivable from broker-dealers and clearing organizations	3,095,247
Receivable from customers	79,907,282
Securities owned-marketable, at fair value	5,734,855
Securities borrowed	297,967,220
Property, equipment and leasehold improvements, net of accumulated depreciation and amortization	38,937
Deferred tax asset	301,824
Other assets	1,235,948
$595,090,593
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Payable to customers	$277,783,908
Payable to non customers	16,330,156
Drafts payable	2,544,257
Payable to broker-dealers and clearing organizations	694,751
Securities loaned	276,239,375
Securities sold, not yet purchased, at fair value	46,682
Accounts payable, accrued expenses and other liabilities	538,630
Accrued expense, discontinued operations	350,000
Subordinated debt	3,000,000
577,527,759
Stockholder's Equity
Common stock; $.0016 par value, 20,000,000 shares authorized, 6,152,000 shares issued and 6,109,204 outstanding	9,844
Paid-in capital	14,036,489
Retained earnings	3,688,473
Less: Treasury stock, at cost (43,296 shares at $3.972)	(171,972)
17,562,834
$595,090,593

See notes to consolidated financial statements

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2018

REVENUES
Interest income	$7,510,014
Other income	2,588,169
Commissions	1,548,042
Market making	1,271,671
Principal transactions	422,329
Total operating revenue	13,340,225

EXPENSES
Employee compensation and benefits	5,913,846
Other expenses	3,763,643
Data processing	1,755,662
Occupancy	1,436,318
Clearing costs	839,114
Interest expense	325,546
Advertising and promotion	55,876
Depreciation and amortization	21,666
Total operating expenses	14,111,671
LOSS FROM CONTINUING OPERATIONS	(771,446)

DISCONTINUED OPERATIONS
Loss from discontinued operations	(157,517)

Loss before (benefit) from income taxes	(928,963)
Taxes
Current taxes	63,393
(Benefit) from income taxes	(301,824)
Net (benefit) from income taxes	(238,431)

Net Loss	$(690,532)

See notes to consolidated financial statements

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2018
Cash flows from operating activities
Net Loss	$(690,532)
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	21,666
Deferred tax asset	(301,824)
Changes in operating assets and liabilities:
Cash and securities segregated under federal and other regulations	48,428,157
Receivable from broker - dealers and clearing organizations	(398,185)
Receivable from customers	(8,594,641)
Receivable from non-customers	107,992
Securities owned, at market value	(1,022,416)
Securities borrowed	(82,398,728)
Other assets	(70,108)
Payable to customers	(42,469,581)
Payable to non customers	5,083,524
Drafts payable	(441,498)
Payable to broker - dealers and clearing organizations	22,431
Securities loaned	80,633,058
Securities sold, but not yet purchased	(28,727)
Accounts payable, accrued expenses and other liabilities	(170,410)
Total adjustments	(1,599,290)
Net cash used in continued operations	(2,289,822)
Net cash used by discontinued operations	(681,359)
Net cash used in operating activities	(2,971,181)
Cash flows from investing activities
Sale of property	415,000
Net cash provided by investing activities	415,000
Cash flows from financing activities
Proceeds from issuance of subordinated debt	3,000,000
Proceeds from payment for subscribed stock	567,000
Treasury stock purchase	(171,972)
Return of capital distribution	(750,000)
Net cash provided by financing activities	2,645,028
NET CHANGE IN CASH	88,847
CASH - BEGINNING	2,265,450
CASH - END	$2,354,297

See notes to consolidated financial statement

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY
STATEMENT OF CASH FLOWS (CONTINUED)
YEAR ENDED DECEMBER 31, 2018
Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest expense	$325,546
Income taxes	$63,393

See notes to consolidated financial statements

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY
STATEMENT OF CHANGES IN STOCKHOLDERS EQUITY
YEAR ENDED DECEMBER 31, 2018

	Number of Shares	Common Stock	Paid-in capital	Retained earnings	Stock subscription receivable	Treasury Stock	Total

Balance-beginning	6,152,500	$9,844	$14,726,520	$4,379,005	$(567,000)	$-	$18,548,369

Net loss				(690,532)			(690,532)

Gain from sale of property			59,969				59,969

Treasury stock purchase	(43,296)					(171,972)	(171,972)

Stock subscription receivable					567,000		567,000

Return of capital distribution			(750,000)				(750,000)
Balance-end	6,109,204	$9,844	$14,036,489	$3,688,473	$-	$(171,972)	$17,562,834

See notes to consolidated financial statements

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY
STATEMENT OF CHANGES IN LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS
YEAR ENDED DECEMBER 31, 2018
Balance, beginning of period	$-
Changes during the period	3,000,000
Balance, end of period	$3,000,000

See notes to consolidated financial statements

StockCross Financial Services, Inc. and Subsidiary
Notes to Consolidated Financial Statements
December 31, 2018

1. ORGANIZATION AND NATURE OF BUSINESS

StockCross Financial Services, Inc. (the "Company") is a securities broker dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation (“SIPC”).

The Company is located in Beverly Hills, California, with offices throughout the United States and worldwide customers.

Effective August 16, 2018 the Company established a Bermuda subsidiary StockCross Digital Solutions, Ltd. (“StockCross Digital”).  For the year ended December 31, 2018 there was no income or expenses associated with the subsidiary.  The sole transaction was to initially fund the subsidiary in the amount of $10,000 and the subsidiary is an inactive corporation at December 31, 2018.  See Principles of Consolidation note below.

The Company is affiliated with Muriel Siebert & Co. Inc. (“MSCO”) through common ownership. MSCO is a wholly owned subsidiary of Siebert Financial Corp. (“SFC“).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements are presented on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases, which replaces the existing guidance in ASC 840, Leases.  The new standard establishes a right-of-use model that requires a lessee to record a right-of-use asset and a lease liability on the balance sheet for all leases with terms longer than twelve months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the statement of income. The guidance will be effective for annual reporting periods beginning after December 15, 2018, and early adoption is permitted. Management of the Company has evaluated the impact of ASU 2016-02 will have on its financial statements and related disclosures and determined that there would be no material change to the occupancy expenses reported.  Management has also determined that as of the year ended December 31, 2018, the company had present value of lease commitments of approximately $2.2M that will be recorded on the Statement of Financial Position as follows:

Summary of ASU 2016-02
Assets
Operating lease right-of-use asset	2,220,045

Liabilities
Operating lease liability	2,220,045

The new standard is effective on January 1, 2019, with early adoption permitted. The Company adopted the new standard on its effective date. A modified retrospective transition approach is required, applying the new standard to all leases existing at the date of initial application. The Company will use the effective date in the financial statements as its date of initial application.

In August 2018, the FASB issued ASU 2018-13, Fair value Measurement (ASC 820):  Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement.  ASU 2018-13 removes certain disclosures, modifies certain disclosures and adds additional disclosures.  The ASU is effective for annual periods, including interim periods within those annual periods, beginning after December 15, 2019.  Early adoption is permitted.  The Company is evaluating the effect that this update will have on its financial statements and related disclosures.

Management has evaluated other recently issued accounting pronouncements and does not believe that any of these pronouncements will have a significant impact on our consolidated financial statements and related disclosures.

Principles of Consolidation

The consolidated financial statements include the Company’s wholly owned corporate subsidiary StockCross Digital.  All significant intercompany transactions and balances are eliminated.  There was no income or expenses generated for the year ended 2018 from StockCross Digital.

Cash

Cash represents cash on hand and cash held in banks. At times, cash balances may exceed Federal Deposit Insurance Corporation insured limits.

Cash and Securities Segregated Under Federal and Other Regulations

Cash equivalents (interest bearing deposit accounts) and securities owned in the amount of $204,454,983 (cash $164,417,785, securities with a fair value $40,037,198) have been segregated in special reserve accounts for the benefit of customers and proprietary accounts of introducing broker dealers under Rule 15c3-3 of the Securities and Exchange Commission.

Receivable from and Payable to Broker-Dealers and Clearing Organizations

Accounts receivable from and payable to broker-dealers and clearing organizations include amounts held on deposit with clearing organizations, amounts due from/to introducing broker-dealers, fail-to deliver and fail-to-receive items, and amounts receivable for unsettled regular-way transactions.

At December 31, 2018, amounts receivable from and payable to broker-dealers and clearing organizations include the following:

Receivables:
Clearing organizations	$2,875,322
Brokers and dealers	123,069
Securities failed to deliver	96,856
$3,095,247
Payables:
Securities failed to receive	$384,753
Due to MSCO	309,998
$694,751

Receivable From and Payable to Customers

Accounts receivable from and payable to customers include amounts due and owed on cash and margin transactions.  Securities owned by customers are held as collateral for receivables.  Receivables from customers are reported at their outstanding principal balance, adjusted for any allowance for doubtful accounts.  An allowance is established when collectability is not reasonably assured.  When the receivable from a brokerage client is considered to be impaired, the amount of impairment is generally measured based on the fair value of the securities acting as collateral, which is measured based on current prices from independent sources such as listed market prices or broker-dealer price quotations.  Securities beneficially owned by customers, including those that collateralize margin or other similar transactions, are not reflected in the Statement of Financial Condition.  No allowance for doubtful accounts was necessary at December 31, 2018.

Securities Owned-Marketable, at Fair Value

Securities owned-marketable, at fair value represent marketable securities owned by the company at trade-date valuation.  See “Fair Value of Financial Instruments” disclosure below.

Securities Borrowed and Loaned

Securities borrowed are recorded at the amount of cash collateral advanced.  Securities borrowed transactions require the Company to deposit cash, letters of credit, or other collateral with the lender.  Securities loaned are recorded at the amount of cash collateral received.  For securities borrowed and loaned, the Company monitors the market value, with additional collateral obtained or refunded as necessary.

Property, Equipment and Leasehold Improvements

Property, equipment and leasehold improvements are carried at cost less accumulated depreciation and amortization.  Depreciation and amortization are recorded on a straight-line basis over the lesser of the estimated useful lives of the related assets or the non-cancelable remaining lease terms, as appropriate.

On July 31, 2018 the Company sold an office condominium located in Omaha, NE for $415,000 to a related party.  Since the sale was to a related party, the consideration received net of cost has been recorded in Additional Paid-in Capital amounting to $59,969 as disclosed in the Statement of Changes in Stockholder Equity.  See “Related Party Disclosures” below.

Deferred Tax Asset
Included in the accompanying Statement of Financial Condition as of December 31, 2018 are deferred tax assets of $301,824, representing tax loss carryforwards. Realization of that asset is dependent on the Company’s ability to generate future taxable income. Management believes that it is more likely than not that forecasted taxable income will be sufficient to utilize the tax carryforwards before their expirations to fully recover the asset. However, there can be no assurance that the Company will meet its expectations of future income. As a result, the amount of the deferred tax assets considered realizable could be reduced in the near term if estimates of future taxable income are reduced.  Such an occurrence could materially adversely affect the Company’s results of operations and financial condition.  See “Income Taxes” disclosure below.

Other Assets

Other assets consist of miscellaneous receivables and prepaid expenses not otherwise categorized above.

Payable to Non-Customers

Accounts payable to non-customers includes amounts due on cash and margin transactions on accounts owned and controlled by principal officers, directors and stockholders of the company.

Payable to non-customer amounts also include amounts due on cash transactions owned and controlled by the Company’s proprietary accounts of introducing broker dealers.  At December 31, 2018, the Company had one correspondent clearing relationship with MSCO.

Drafts Payable

Drafts payable represent checks drawn by the Company against customer accounts which remained outstanding and had not cleared the bank as of December 31, 2018.

Securities Sold, Not Yet Purchased, at Fair Value
Securities sold, not yet purchased, at fair value represent marketable securities sold by the company prior to purchase at trade-date valuation.  See “Fair Value of Financial Instruments” disclosure below.

Accounts Payable, Accrued Expenses, and Other Liabilities
Accounts payable, accrued expenses, and other liabilities represent amounts accrued in the reporting period but not yet paid.

Subordinated Debt
Effective November 30, 2018, the Company entered into a one-year subordinated borrowing agreement with Gloria Gebbia, a Director of the Company, in the amount of $3.0 million.  The rate of interest on the note is 2.75%.

The borrowing is subordinated to the claims of general creditors, approved by FINRA, and are included in the Company’s calculation of net capital and the capital requirements under FINRA and SEC regulations.

Revenues

On January 1, 2018, the Company adopted the new revenue recognition standard on the modified retrospective method (i.e., cumulative method). The Company has elected the modified retrospective method which did not result in a cumulative-effect adjustment at the date of adoption. The implementation of this new standard had no material impact on the Company's financial statements for the year ended December 31, 2018.

Revenue from contracts with customers is recognized when, or as, the Company satisfies its performance obligations by transferring the promised goods or services to customers. A good or service is transferred to a customer when, or as, the customer obtains control of that good or service. A performance obligation may be satisfied over time or at a point in time. Revenue from a performance obligation satisfied over time is recognized by measuring the Company's progress in satisfying the performance obligation in a manner that depicts the transfer of the goods or services to the customer. Revenue from a performance obligation satisfied at a point in time is recognized at the point in time that the Company determines the customer obtains control over the promised good or service. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled in exchange for those promised goods or services (i.e., the "transaction price").

The transaction price for the services provided by the Company is equal to the commission rate and the account maintenance fees that the Company quotes to its customers. The Company charges miscellaneous fees for various services performed in relation to handling the account (i.e. wire transfer fees, account transfer fees, reorganization fees), which are relatively small in nature. There is no noncash consideration, consideration payable to the customer; however, in terms of financing, the Company charges customers on their margin interest balances and pays them for their credit balances. The transaction price is equal to the quoted commission rate and the account maintenance fee. Then the transaction price (quoted commission rate and account maintenance fee) is allocated to the performance obligations based on the standalone selling prices.

The Company earns revenue from contracts with customers and other sources (interest, trading gains, and commissions and fees). The following provides detailed information on the recognition of the Company's revenue from contracts with customers:

Interest Income
Interest income represents the actual interest generated in clients’ margin accounts and the Company’s bank balances.  Interest income is recorded monthly based on the average daily balances held in accounts.

Other Income
Other income represents fees generated from securities borrow and loan transactions and administrative fees generated from client accounts.  Stock Borrow and loan revenue is recorded on a monthly basis.  Transactional fees are recorded concurrently with the related activity and an annual maintenance fee is charged to inactive client accounts at fiscal year-end.

A summary of significant components of other income is presented in the table below:

Components of Other Income
Stock borrow and loan revenue	$1,200,000
Administrative fees	600,000
Correspondent clearing fees	600,000
Payment for order flow	100,000

Commissions, Market Making, and Securities Transactions
Customers’ securities transactions are recorded on a settlement date basis, generally two business days following the transaction. Commissions, other securities transactions and related clearing expenses are recorded on a trade-date basis as the securities transactions occur.  The Company believes that the performance is satisfied on the trade date because that is when the underlying financial instrument or purchaser is identified, the pricing is agreed upon, and the risks and rewards of ownership have been transferred to/from the customer.  Securities owned are recorded at fair market value at the reporting period.  See “Fair Value of Financial Instruments” disclosure below.

Principal Transactions
Principal transactions represent actual mark-up and mark-down on sales to client accounts.  Principal transaction mark-up and mark-downs are recorded on the trade date of the transactions.  Management has reviewed the impact of any unsettled transactions and determined there is no material difference between trade date and settlement date positions at the year ended December 31, 2018.  The Company believes that the performance is satisfied on the trade date because that is when the underlying financial instrument or purchaser is identified, the pricing is agreed upon, and the risks and rewards of ownership have been transferred to/from the customer.

Expenses
Employee Compensation and Benefits, Other Expenses, Data Processing, Occupancy, Clearing Costs, and Advertising and Promotion
Employee compensation and benefits; other expenses; data processing; occupancy,  clearing costs; and advertising and promotion are all recorded as incurred, including expenses accrued but not yet paid.  The company records payments made in the prior period for the upcoming period under other assets including annual registration fees and annual insurance premiums.

Interest Expense
Interest expense includes interest paid on clients’ credit balances and interest related to a subordinated debt issuance.  Interest is accrued and paid on a monthly basis on the last business day of the month.

Depreciation and Amortization
Depreciation and amortization are recorded on a straight-line basis over the lesser of the estimated useful lives of the related assets or the non-cancelable remaining lease terms, as appropriate.  Refer to Recently Issued Accounting Pronouncements section regarding recently adopted guidance.

Discontinued Operations
The Company recorded income generated from its investment advisory business charged from client’s accounts.  Effective June 4, 2018 the company ceased operation as an investment advisory firm, does not anticipate any further revenue from this source, and has submitted termination requests to all related regulatory bodies.  Client investment advisory accounts are now serviced by Siebert AdvisorNXT, a wholly-owned subsidiary of SFC.

The Company entered into a settlement agreement for $350,000 resulting from a mediation.  As the settlement was related to a portion of the business sold to SFC in December, 2017; the Company recorded the settlement as a change in the estimated liabilities from discontinued operations related to the sale to SFC.

Concentrations of Credit Risk

The Company is engaged in various trading and brokerage activities whose contra-parties include broker-dealers, banks and other financial institutions.

In the event contra-parties do not fulfill their obligations, the Company may sustain a loss if the market value of the instrument is different from the contract value of the transaction.  The risk of default primarily depends upon the credit worthiness of the contra-parties involved in the transactions.  It is the Company’s policy to review, as necessary, the credit standing of each contra-party with which it conducts business.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. FAIR VALUE MEASUREMENTS

FASB ASC 820 defines fair value, established a framework for measuring fair value, and established a hierarchy of fair value inputs. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market.  Valuation techniques that are consistent with the market, income or cost approach, as specified by FASB ASC 820, are used to measure fair value.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can assess at the measurement date.

Level 2 – Inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 – Unobservable inputs for the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, the liquidity of markets, and other characteristics particular to the security.  To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available; the Company’s own assumptions are set to reflect those that the Company believes market participants would use in pricing the asset or liability at the measurement date.

A description of the valuation techniques applied to the Company’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

U.S. Government Securities.  U.S. government securities are valued using quoted market prices.  Valuation adjustments are not applied.  Accordingly, U.S. government securities are generally categorized in level 1 of the fair value hierarchy.

Corporate Bonds and Convertible Preferred Stock.  The fair value of corporate bonds and convertible preferred stock are determined using recently executed transactions, market price quotations (when observable), bond spreads or credit default swap spreads obtained from independent external parties, such as vendors and brokers, adjusted for any basis difference between cash and derivative instruments.  The spread data used is for the same maturity as the bond.  If the spread data does not reference the issuer, then data that reference a comparable issuer are used.  When position-specific external price data is not observable, fair value is determined based on either benchmarking to similar instruments or cash flow models with yield curves, bond, or single-name credit default swap spreads and recovery rates as significant inputs.  Corporate bonds and convertible preferred stocks are generally categorized in level 2 of the fair value hierarchy.

Exchange-Traded Equity Securities. Exchange-traded equity securities are generally valued based on quoted prices from the exchange.  To the extent these securities are actively traded, valuation adjustments are not applied, and they are categorized in level 1 of the fair value hierarchy; otherwise, they are in level 2 or level 3 of the fair value hierarchy.

Assets	Level 1	Level 2	Level 3	Total

Segregated Securities
US Treasury Notes	$40,037,198	$-	$-	$40,037,198
Securities owned
US Treasury Notes	3,678,875	-	-	3,678,875
Corporate obligations	-	38,038	-	38,038
Equity securities	1,138,124	879,818	-	2,017,942
Total	$44,854,197	$917,856	$-	$45,772,053

Liabilities

Securities sold, not yet purchased
Equity securities	$-	$46,682	-	$46,682
Total	$-	$46,682	$-	$46,682
The following table presents the Company's fair value hierarchy for those assets and liabilities measured at fair value on a recurring basis as of December 31, 2018:

Changes in Level 3 Equity Assets 01/01/2018 - 12/31/2018

Balance - January 1, 2018	$-
Unrealized loss	-
Balance - December 31, 2018	$-

The following represents financial instruments in which the ending balance as of December 31, 2018 is not carried at fair value in the Statement of Financial Condition:

Short-term financial instruments: The carrying value of short-term financial instruments, including cash and securities segregated pursuant to federal regulations are recorded at amounts that approximate the fair value of these instruments. These financial instruments generally expose the Company to limited credit risk and have no stated maturities or have short-term maturities and carry interest rates that approximate market rates. Cash and cash segregated under federal and other regulations are classified as Level 1.  Securities segregated under federal and other regulations consist of treasury notes which are categorized in the above table as Level 1 assets.

Receivables and other assets: Receivables from broker-dealers and clearing organizations, receivables from customers, and other assets are recorded at amounts that approximate fair value and are classified as Level 2 under the fair value hierarchy.

Securities borrowed and securities loaned:  Securities borrowed and securities loaned are recorded at amounts which approximate fair value and are primarily classified as Level 2 under the fair value hierarchy.  The Company’s securities borrowed and securities loan balances represent amounts of equity securities borrow and loan contracts and are market-to-market daily in accordance with standard industry practices which approximate fair value.

Payables: Payable to customers; payable to non customers; drafts payable; payable to broker-dealers and clearing organizations; and accounts payable, accrued expenses, and other liabilities are recorded at amounts that approximate fair value due to their short-term nature and are classified as Level 2 under the fair value hierarchy.

Subordinated Debt:  The carrying amount of subordinated debt approximates fair value due to the relative short-term nature of the borrowing.  Under the fair value hierarchy, the subordinated debt is classified as Level 2.

4. COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company rents office space under various operating leases.  Rent expense for the year ended December 31, 2018 was approximately $670,000, commitments going forward are approximately:

2019	670,000
2020	640,000
2021	176,000
Thereafter	137,000
$1,623,000

Refer to Recently issued Accounting Pronouncements section regarding adopted guidance for future financial filings.

Litigation and Regulatory Matters

The Company is subject to various claims and arbitrations in the normal course of business.  The Company believes that the resolution of these matters will not have a material adverse effect on these financial statements.

5. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company enters into various transactions to meet the needs of customers, conduct trading activities, and manages market risks and is, therefore, subject to varying degrees of market and credit risk.

In the normal course of business, the Company's customer activities involve the execution, settlement, and financing of various customer securities transactions.  These activities may expose the Company to off-balance sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and the Company has to purchase or sell the financial instrument underlying the contract at a loss.

The Company's customer securities activities are transacted on either a cash or margin basis. In margin transactions, the Company extends credit to its customers, subject to various regulatory and internal margin requirements, collateralized by cash and securities in the customers' accounts.  In connection with these activities, the Company executes and clears customer transactions involving the sale of securities not yet purchased, substantially all of which are transacted on a margin basis subject to individual exchange regulations.

Such transactions may expose the Company to off-balance sheet risk in the event margin requirements are not sufficient to fully cover losses that customers may incur.  In the event the customer fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market prices to fulfill the customer's obligations.

The Company seeks to control the risks associated with its customer activities by requiring customers to maintain margin collateral in compliance with various regulatory and internal guidelines.  The Company monitors required margin levels daily and, pursuant to such guidelines, require customers to deposit additional collateral or to reduce positions, when necessary.

The Company's customer financing and securities settlement activities may require the Company to pledge customer securities as collateral in support of various secured financing sources such as bank loans and securities loaned.  In the event the counter-party is unable to meet its contractual obligation to return customer securities pledged as collateral, the Company may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations.  The Company controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure.  In addition, the Company establishes credit limits for such activities and monitors compliance on a daily basis.

6. INCOME TAXES

Income Taxes
Beginning January 1, 2018, the Company elected to be taxed as a “C” Corporation for federal income tax purposes and in various states.  The company filed with the IRS terminating its prior election as an “S” corporation and the termination of “S” election was completed as of December 31, 2017.

The Company recognizes the effect of tax positions only when they are more likely than not to be sustained under audit by the taxing authorities.  At December 31, 2018, the Company has a tax benefit of $301,824.  The Company operates in the United States and in various state and local jurisdictions, tax years prior to 2014 are no longer subject to examination by taxing authorities. There are presently no income tax examinations in process.

Current income tax expense included in the accompanying Statements of Operations for the year ended December 31, 2018 is as follows:

Current:
Federal	$-
State and local	63,393

Total current tax expense	$63,393

Effective Income Tax Reconciliation
A reconciliation of the difference between the expected income tax benefit computed at the U.S. statutory income tax rate and the Company’s income tax expense (benefit) as of December 31, 2018 is shown in the following table:

Net loss	$(992,356)
Net effect of:
Gain on sale of building	85,273
Depreciation	(36,034)
Non-deductible expenses	6,000
Difference in basis of depreciable assets	(136,609)
Loss carryforward	(1,073,726)

Deferred state taxes at 9%	96,635
Deferred federal taxes at 21%, calculated net of state taxes	205,189
Total deferred tax asset	$301,824

The company has accumulated a net operating loss carryforward of $1,073,726 eligible to offset 80% of net income indefinitely.

7.	RELATED PARTY DISCLOSURES

MSCO
The Company and MSCO are under common ownership and the Company serves as a clearing broker for MSCO.  MSCO has a clearing agreement with the Company whereby the Company passes through all revenue and charges to MSCO for its related expenses.  Outside of the clearing agreement, the Company has an expense sharing agreement with MSCO for its Beverly Hills office.  In addition, the Company pays certain vendors for miscellaneous expenses which it passes through to MSCO and splits margin interest revenue.

At and for the year ended December 31, 2018, the Company had or recognized approximately the following material amounts per its agreements with MSCO:

Category	Amount
Statement of Financial Condition
Payable to non-customers:
Inventory financing	$1,000,000
Payable to broker dealers and clearing organizations
Net monthly clearing revenue payable	235,000
Clearing deposit	75,000
Total liabilities	$1,310,000

Statement of Operations
Revenue
Interest
Margin interest revenue	$979,000
Other Income
Fees generated for trading clearance	$290,000
Fees generated for IRA custodial services provided	90,300

Expense
Payments to MSCO for stock loan	$275,000

Expense Reimbursement
Reimbursement for data processing expense provided to MSCO	$1,271,000
Reimbursement for rental expense	360,000

Other Items
Total payments to MSCO per clearing agreement	$8,659,000

Refer to the subsequent events note below for details regarding a minority purchase of the Company’s common stock by MSCO.

Kennedy Cabot Acquisition, LLC
Kennedy Cabot Acquisition, LLC (“KCA”) is an affiliate of the Company through common ownership, MSCO, and SFC. To gain efficiencies and economies of scale with billing and administrative functions, KCA serves as a paymaster for the Company and MSCO for compensation and benefits expenses, the entirety of which KCA passes through to MSCO and the Company proportionally.

KCA sponsors a 401(k) profit sharing plan, which covers substantially all of the Company’s employees.  Employee contributions to the plan are at the discretion of eligible employees.  There were no contributions by the Company or KCA to the plan for the year ended December 31, 2018.

Scilent Networks, LLC
Scilent Networks is a technology wholesaler owned by an executive of the Company that buys technology and related ancillary services on behalf of the Company at a reduced cost and then passes through the cost to the Company.  Total payments made to Scilent network for year ended 2018 totaled approximately $100,000.

tZERO.com
On January 31, 2018 tZERO.com (“TZERO”) purchased a 24% minority stake in the Company.  The Company also had a revenue sharing agreement with its affiliate Speedroute, LLC (“Speedroute”).  Total payments made to TZERO and affiliates were approximately $275,000.  Refer to the subsequent events note below for details regarding a subsequent sale of the Company’s common stock by TZERO.

Gebbia Sullivan County Land Trust
On July 31, 2018, the Company sold an office condominium located in Omaha, NE for $415,000 to the Gebbia Sullivan County Land Trust (“Land Trust”).  The trustee of the Land Trust is a relative of the majority owners of the Company.  Subsequent to the transaction, the Company entered into a lease agreement with the Land Trust that expired December 31, 2018 and is currently operating on a month-to-month rental agreement with the Land Trust.  For the year ended December 31, 2018, $25,000 was paid in rent.

8.	DIVIDENDS AND DISTRIBUTIONS

On December 28, 2018, the Company made a return of capital distribution in the aggregate amount of $750,000 to shareholders at record date December 1, 2018.  tZERO.com (“tZERO”) was not included in the distribution as there was a pending sale referenced in the subsequent events section below.

9. TREASURY STOCK PURCHASE
On December 18, 2018 the Company purchased, into treasury, under one percent of the issued and outstanding shares from a minority shareholder.  The transaction was recorded at cost.

10. NET CAPITAL REQUIREMENTS

The Company, as a broker-dealer, is subject to the Uniform Net Capital Rules of the SEC (Rule 15c3-1) of the Securities Act of 1934.  Under the alternate method permitted by this rule, net capital, as defined, shall not be less than 2% of aggregate debit items arising from customer transactions.  At December 31, 2018, the Company’s net capital was $17,899,304, which was $15,750,341 in excess of its required net capital of $2,148,963. The Company’s percentage of aggregate debit balances to net capital was 16.66% as of December 31, 2018.

The Company is subject to Customer Account Rule 15c3-3 of the SEC which requires segregation of funds in a special reserve account for the exclusive benefit of customers (Rule 15c3-3). At December 31, 2018, the Company had segregated cash of $162,943,888 under rule 15c3-3. On December 31, 2018, the Company had $202,981,086 in the special reserve account which was $11,741,749 in excess of the deposit requirement of $191,239,337.  After adjustments for deposit(s) and/or withdrawal(s) made on January 2, 2019, the company had $3,013,144 in excess of the customer reserve requirement.

The Company is also subject to the PAB Account Rule 15c3-3 of the SEC which requires segregation of funds in a special reserve account for the exclusive benefit of proprietary accounts of introducing broker-dealers. (Rule 15c3-3). At December 31, 2018, the Company had segregated cash of $1,473,897 under rule 15c3-3. On December 31, 2018, the Company had $1,473,897 in the special reserve account which was $281,346 in excess of the deposit requirement of $1,192,551.  There were no deposits or withdrawals subsequent to the filing date.

11. SUBSEQUENT EVENTS

The Company has evaluated events that have occurred subsequent to December 31, 2018 and through February 26, 2018, the date of the filing of this report. All material subsequent events that occurred during such period have been disclosed in this report or recognized in the financial statements as of December 31, 2018.

Additional subsequent events are as follows:

On January 18, 2019, tZERO.com Inc. (“TZERO”) sold its 24% stake in the Company for approximately $5.8 million.  The Company purchased 9% of the shares into treasury and its affiliate, MSCO, bought 15% of the shares sold by TZERO.  Subsequently, individual minority shareholders purchased, from the treasury, approximately 8% of the shares of the Company.

The Company also purchased into treasury, from certain minority shareholders, approximately 3% of the shares of the Company.

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY	Schedule I

COMPUTATION OF NET CAPITAL UNDER RULE 15c3-1
OF THE SECURITIES AND EXCHANGE COMMISSION
December 31, 2018
NET CAPITAL
Total stockholders' equity	$17,562,834
Additions:
Liabilities subordinated to claims of general creditors allowable in computation of net capital	3,000,000
3,000,000
Deductions and/or charges:
Non-allowable assets from Statement of Financial Condition	1,548,185
Aged fail-to-deliver	1,948
Other deductions and/or charges	38,615
1,588,748
Net capital before haircuts on securities positions	18,974,086

Haircuts on securities	1,074,782
Net capital	$17,899,304
COMPUTATION OF ALTERNATE NET CAPITAL REQUIREMENT
2 percent of combined aggregate debit items as shown in
formula for reserve requirements pursuant to rule 15c3-3 prepared as of
date of net capital computation	$2,148,963
Minimum dollar net capital requirement of reporting broker-dealer	$1,000,000
Net capital requirement	$2,148,963
Excess net capital	$15,750,341
Percentage of Net Capital to Aggregate Debits	16.66%
Percentage of Net Capital, after anticipated capital withdrawals, to
Aggregate Debits	16.21%
Net capital in excess of the greater of:
5% of combined aggregate debit items or 120% of minimum net capital req.	$12,526,896
OTHER RATIOS
Percentage of debt to debt-equity total computed in accordance with Rule 15c3-1 (d)	14.59%
Statement Pursuant to Paragraph (d)(4)of Rule 17a-5 :
There were no material differences between the preceding computation and the Company's corresponding unaudited Part II of Form X-17a-5 as of December 31, 2018.

See accompanying report of Independent Registered Public Accounting Firm

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY	Schedule II

COMPUTATION FOR DETERMINATION OF RESERVE
REQUIREMENTS UNDER RULE 15c3-3 OF THE
SECURITIES AND EXCHANGE COMMISSION
December 31, 2018
CREDIT BALANCES
Free credit balances and other credit balances in customers	$280,437,618
security accounts
Monies payable against customers’ securities loaned	6,308,777
Customers' securities failed to receive	382,755
Other	8,334,910
Total Credit Items	295,464,060

DEBIT BALANCES
Debit balances in customers' cash and margin accounts excluding unsecured accounts and accounts doubtful of collection net of deductions pursuant to rule 15c3-3	$71,398,291
Securities borrowed to effectuate short sales by customers and securities borrowed to make delivery on customers' securities failed to deliver	27,714,952
Failed to deliver of customers' securities not older than 30 calendar days	15
Margin required and on deposit with the Options Clearing Corporation for all option contracts written or purchased in customer accounts	8,334,910
Aggregate Debit Items	107,448,168
Less 3%	(3,223,445)
Total Debit Items	$104,224,723
RESERVE COMPUTATION
Excess of total credits over total debits	$191,239,337
Amount held on deposit in "Reserve Bank Accounts", including $40,037,198 value of qualified securities, at end of reporting period	202,981,086
Amount of withdrawal	(8,728,605)
New amount in Reserve Bank Accounts after adding or subtracting
withdrawal including $40,037,198 value of qualified securities	$194,252,481

Statement Pursuant to Paragraph (d)(4)of Rule 17a-5 :
There were no material differences between the preceding computation and the Company's corresponding unaudited Part II of Form X-17a-5 as of December 31, 2018.

See accompanying report of Independent Registered Public Accounting Firm

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY	Schedule III

COMPUTATION FOR DETERMINATION OF PAB ACCOUNT RESERVE
REQUIREMENTS UNDER RULE 15c3-3 OF THE
SECURITIES AND EXCHANGE COMMISSION
December 31, 2018

CREDIT BALANCES

Free credit balances and other credit balances in PAB security accounts	$1,192,551

Total Credit Items	$1,192,551

DEBIT BALANCES
Aggregate Debit Items	-

Total Debit Items	$-
RESERVE COMPUTATION
Excess of total credits over total debits	$1,192,551
Amount held on deposit in "Reserve Bank Accounts", including $0 value of qualified securities, at end of reporting period	1,473,897
Amount of withdrawal	-
New amount in Reserve Bank Accounts after adding or subtracting
withdrawal including $0 value of qualified securities	$1,473,897

Statement Pursuant to Paragraph (d)(4)of Rule 17a-5 :
There were no material differences between the preceding computation and the Company's corresponding unaudited Part II of Form X-17a-5 as of December 31, 2018.

See accompanying report of Independent Registered Public Accounting Firm

STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY	Schedule IV

Information Relating to Possession or Control Requirements under Rule 15c3-3 of the Securities and Exchange Commission
As of December 31, 2018

1 - Customers’ fully paid and excess margin securities not in the respondent’s possession or control as of the report date (for which instructions to reduce to possession or control had been issued as of the report date but for which the required action was taken by respondent within the time frames specified under rule 15c3-3):

A. Number of items	NONE

2 - Customers’ fully paid securities and excess margin securities for which instructions to reduce to possession or control had not been issued as of the report date, excluding items arising from “temporary lags which result from normal business operations” as permitted under rule 15c3-3:

A. Number of items	NONE

Statement Pursuant to Paragraph (d)(4)of Rule 17a-5 :
There were no material differences between the preceding computation and the Company's corresponding unaudited Part II of Form X-17a-5 as of December 31, 2018.

See accompanying report of Independent Registered Public Accounting Firm

BUCHBINDER

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Stockcross Financial Services, Inc.
Beverly Hills, California 90212

We have examined Stockcross Financial Services, Inc. and subsidiary statements, included in the accompanying Compliance Report, that (1) Stockcross Financial Services, Inc. and subsidiary's internal control over compliance was effective during the most recent fiscal year ended December 31, 2018; (2) Stockcross Financial Services, Inc. and subsidiary's internal control over compliance was effective as of December 31, 2018; (3) Stockcross Financial Services, Inc. and subsidiary was in compliance with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e) as of December 31, 2018; and (4) the information used to state that Stockcross Financial Services, Inc. and subsidiary was in compliance with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e) was derived from Stockcross Financial Services, Inc. and subsidiary's books and records. Stockcross Financial Services, Inc. and subsidiary's management is responsible for establishing and maintaining a system of internal control over compliance that has the objective of providing Stockcross Financial Services, Inc. and subsidiary with reasonable assurance that non-compliance with 17 C.F.R. § 240.15c3-1, 17 C.F.R. § 240.15c3-3, 17 C.F.R. § 240.17a-13, or FINRA Customer Accounts Statements Rule 2340 that requires account statements to be sent to the customers of Stockcross Financial Services, Inc. and subsidiary will be prevented or detected on a timely basis. Our responsibility is to express an opinion on Stockcross Financial Services, Inc. and subsidiary's statements based on our examination.

We conducted our examination in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the examination to obtain reasonable assurance about whether Stockcross Financial Services, Inc. and subsidiary's internal control over compliance was effective as of and during the most recent fiscal year ended December 31, 2018; Stockcross Financial Services, Inc. and subsidiary complied with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e) as of December 31, 2018; and the information used to assert compliance with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e) as of December 31, 2018 was derived from Stockcross Financial Services, Inc. and subsidiary's books and records. Our examination includes testing and evaluating the design and operating effectiveness of internal control over compliance, testing and evaluating Stockcross Financial Services, Inc. and subsidiary's compliance with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e), determining whether the information used to assert compliance with 240.15c3-1 and 240.15c3-3(e) was derived from Stockcross Financial Services, Inc.'s books and records, and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

In our opinion, Stockcross Financial Services, Inc. and subsidiary's statements referred to above are fairly stated, in all material respects.

BUCHBINDER TUNICK & COMPANY LLP

Buchbinder Tunick & Company LLP

Little Falls, New Jersey
February 26, 2019

150 Clove Road
5th Floor
Little Falls, New Jersey 07424
973.812.0100

6720-A Rockledge Drive
Suite 510
Bethesda, Maryland 20817
240.200.1400

One Pennsylvania Plaza
Suite 3500
New York, New York 10119
212.695.5003

Buchbinder Tunick & Company LLP
Certified Public Accountants
buchbinder.com
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STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY

COMPLIANCE REPORT

StockCross Financial Services, Inc and subsidiary ("StockCross"). has established and maintained *Internal Control Over Compliance*.

The Term *Internal Control Over Compliance* means internal controls that have the objective of providing the broker or dealer with reasonable assurance that non-compliance with §240.15c3-1, §240.15c3-3, § 240.17a-13, or any rule of the designated examining authority of the broker or dealer that requires account statements to be sent to the customers of the broker or dealer (FINRA Customer Account Statements Rule 2340) will be prevented or detected on a timely basis.

We confirm, to the best of our knowledge and belief, the following:

1. StockCross's internal control over compliance was effective during the most recent fiscal year ended December 31, 2018.
2. StockCross's internal control over compliance was effective as of December 31, 2018.
3. StockCross was in compliance with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e) as of December 31, 2018.
4. The information used to state that StockCross was in compliance with 17 C.F.R. §§ 240.15c3-1 and 240.15c3-3(e) was derived from StockCross's books and records.

Michael Colombino, CFO Michael Colombino

BUCHBINDER

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON APPLYING AGREED-UPON PROCEDURES

Board of Directors of
Stockcross Financial Services, Inc.
Beverly Hills, California 90212

We have performed the procedures included in Rule 17a-5(e)(4) under the Securities Exchange Act of 1934 and in the Securities Investor Protection Corporation (SIPC) Series 600 Rules, which are enumerated below and were agreed to by Stockcross Financial Services, Inc. and Subsidiary ("the Company") the SIPC, solely to assist you and SIPC in evaluating the Company's compliance with the applicable instructions of the General Assessment Reconciliation (Form SIPC-7) for the year ended December 31, 2018. The Company's management is responsible for its Form SIPC-7 and for its compliance with those requirements. This agreed-upon procedures engagement was conducted in accordance with standards established by the Public Company Accounting Oversight Board (United States) and in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of those parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose. The procedures we performed and our findings are as follows:

1) Compared the listed assessment payments in Form SIPC-7 with respective cash disbursement records entries, noting no differences;
2) Compared the Total Revenue amount reported on the Annual Audited Report Form X-17A-5 Part III for the year ended December 31, 2018 with the Total Revenue amount reported in Form SIPC-7 for the year ended December 31, 2018, noting no differences;
3) Compared any adjustments reported in Form SIPC-7 with supporting schedules and working papers, noting no differences;
4) Recalculated the arithmetical accuracy of the calculations reflected in Form SIPC-7 and in the related schedules and working papers supporting the adjustments, noting no differences; and
5) Compared the amount of any overpayment applied to the current assessment with the Form SIPC-7 on which it was originally computed, noting no differences.

We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on The Company's compliance with the applicable instructions of the Form SIPC-7 for the year ended December 31, 2018. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of The Coampany's and the SIPC and is not intended to be and should not be used by anyone other than these specified parties.

BUCHBINDER TUNICK & COMPANY LLP

Buchbinder Tunick & Company LLP

Little Falls, New Jersey

February 26, 2019

150 Clove Road
5th Floor
Little Falls, New Jersey 07424
973.812.0100

6720-A Rockledge Drive
Suite 510
Bethesda, Maryland 20817
240.200.1400

One Pennsylvania Plaza
Suite 3500
New York, New York 10119
212.695.5003

Buchbinder Tunick & Company LLP
Certified Public Accountants
buchbinder.com
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STOCKCROSS FINANCIAL SERVICES, INC. AND SUBSIDIARY

SECURITIES INVESTOR PROTECTION CORPORATION
GENERAL ASSESSMENT RECONCILIATION
YEAR ENDED DECEMBER 31, 2018

SIPC NET OPERATING REVENUE	$11,955,834

GENERAL ASSESSMENT AT .0015	17,934

Less payment made with SIPC-6 & prior overpayment	9,456

PAYMENT MADE WITH SIPC-7, JANUARY 28, 2019	$8,478

Payment and filing mailed January 28, 2019 to: Securities Investor Protection Corp PO Box 92185 Washington DC, 20090-2185

See accompanying report of Independent Registered Public Accounting Firm